UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-00994
                                                    ----------

                             BURNHAM INVESTORS TRUST
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
           ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-874-3863
                                                           -------------

                   Date of fiscal year end: DECEMBER 31, 2005
                                            ------------------

                     Date of reporting period: JUNE 30, 2005
                                               --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



      JUNE 30, 2005

                   SEMI-ANNUAL

      REPORT
--------------------------------------------------------------------------------

                      Burnham Fund

   Burnham Financial Services Fund

 Burnham Financial Industries Fund    THE BURNHAM FAMILY OF FUNDS

         Burnham Money Market Fund

           Burnham U.S. Government
                 Money Market Fund

                   BURNHAM
[BURNHAM LOGO]     INVESTORS TRUST


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[BEGIN SIDEBAR]

                   BURNHAM
[BURNHAM LOGO]     INVESTORS TRUST

BURNHAM NEWS
--------------------------------------------------------------------------------
      AND VIEWS

Burnham Investors Trust is pleased to present to you the Semi Annual Report for the first half of 2005. The equity markets posted negative returns for the period, and the investment environment for our sectors were challenging, with investors weighing positive economic figures against rising energy prices and interest rates. Burnham Fund modestly underperformed the S&P 500 but outperformed the DJIA; the Financial Services Fund modestly underperformed its sector but outperformed its peer group. However, the one-year old Financial Industries Fund, which invests predominantly in large-cap financial services stocks and may use derivatives, outperformed both its peer group and sector. This fund presently has total assets of $30 million. During 2005:

    o Burnham Financial Industries Fund marked its first full year of operations. The Fund managed by Anton Schutz (of Mendon Capital) has increased 17% since its inception in 2004. The Fund has far outpaced its comparative benchmarks during this period.

    o Burnham Investors Trust called for a Special Meeting of Shareholders. This meeting, scheduled on June 22, 2005 was adjourned until Wednesday August 3, 2005. A complete listing of proxy proposals and final tabulations may be found in the financial statement footnotes. We greatly appreciate your time and consideration regarding this solicitation.

    o Burnham Financial Services Class C shares became available for purchase concurrent with the May 2005 prospectus. Class C shares are now available for all Burnham equity funds.

    o In an effort to provide greater transparency to investors, Burnham Investors Trust began posting its full portfolio holdings on its website in April 2005 for all equity funds. The information is posted monthly with a 30-day lag.

    o Three of our longstanding trustees retired during the period: Claire Benenson, Robert Weinberg and William Karatz. On behalf of Burnham Investors Trust, we thank them for their many years of wise counsel, and wish them well in the years ahead.

Please be sure to visit the Burnham Funds' website WWW.BURNHAMFUNDS.COM for ongoing news, including dividend information, announcements, and performance data. As always, we appreciate your confidence in Burnham Funds.


/S/ JON M. BURNHAM

JON M. BURNHAM
CHAIRMAN AND CEO

THE FIRST HALF IN
--------------------------------------------------------------------------------
           REVIEW

The equity markets had negative returns for the first half of 2005. In the first quarter, the S&P 500 was off -2.1%, recovering 1.4% in the second quarter, ending the period down -0.8%. The DJIA was off -2.1% in the first quarter, then dropped a further -1.6%, for a total decline year-to-date of -3.6%. The Lehman Brothers Intermediate Government Credit Bond Index gained 1.6%.

The average domestic equity fund, according to Lipper Inc., declined -0.3% for the first half of the year. The average large cap blend fund dropped -1.2% (according to Lipper), and the average financial service fund declined -2.2%. The 10-year treasury note yielded 3.9%.

Equities have been in a non-committal trading range for the first half of 2005, despite evidence that the U.S. economy is performing well without signs of being overheated or sparking inflation. The basis of this economic growth is still in consumer related (primarily housing related) and private fixed investment and inventory expenditures. Consumers seem to have shrugged off the impact of rapidly rising oil prices, but companies seem unable to pass along the increases to end users in terms of higher prices. As a result, the profit margins and earnings of companies are eliciting a "ho-hum" from investors. The economy is cloudy so long as the Federal Reserve (Fed) continues to lift short term rates, and U.S. fiscal policy withdraws stimulus. All eyes are on the Fed as to when they will complete their consecutive increases.

[GRAPHIC OMITTED]
ARROW DOWN
-0.81%
S&P 500

[GRAPHIC OMITTED]
ARROW DOWN
-5.45%
NASDAQ

[GRAPHIC OMITTED]
ARROW DOWN
-3.65%
DJIA

REAL GROSS DOMESTIC PRODUCT

% CHANGE FROM PRECEDING PERIOD QUARTERS SEASONALLY ADJUSTED AT ANNUAL RATES

           Q1 2004         4.5%
           Q2 2004         3.3%
           Q3 2004         4.0%
           Q4 2004         3.8%
           Q1 2005         3.8%
           Q2 2005(a)      3.4%

SOURCE: U.S. DEPARTMENT OF COMMERCE -- BUREAU OF ECONOMIC ANALYSIS, JULY, 2005

A=ADVANCED ESTIMATE

o GDP figures for the 1st half of 2005 suggest that the economy continues to expand. The major contributors to the increase in real GDP were personal consumption, exports, residential fixed investments and equipment and software. This was partially offset by a decline in private inventory investment during the second quarter. Weaker sectors were nonresidential structures and government expenditures. Significantly, exports have risen and imports declined, leading to more favorable trade deficit reports. The ISM non-manufaturing index report for June 2005 was 53.8%, reversing a six month month decline in percentage terms, which had suggested the economy was losing momentum.

o The spot price of crude has continued to rise in the first half of this year, eclipsing $60/bbl (WTI) in the first days of July. This increase in price has occurred despite record production and high inventories. Driving the prices upward are concerns that spare production (both OPEC and non-OPEC) may not be able to keep pace with demand, and refineries are operating at 97% of capacity and may further constrain supply. Other forces are concerns about the war in Iraq and its ability to boost production, the hurricane season's early arrival in the Gulf of Mexico, and China's increasing thirst for oil. The Department of Energy expects global petroleum demand to remain robust, but at a somewhat slower rate on percentage terms.

o Retail sales through June have been strong vs. 2004 -- with the exception of transient softness in January and May -- in the areas of technology, building materials, autos and apparel. These areas improved in the latter part of the first half, led by higher auto sales ("employee discount"), clothing sales (up 7.6% over last year) and gasoline stations revenue (from higher fuel prices) up 16% year over year. General merchandise sales also improved in the late spring, which is also an indicator of consumer confidence.

o The dollar rebounded sharply, up 12%, against the Euro in the first half of 2005. Compared to the U.S. economy, the "Euro-zone" is showing signs of softness, inflation, unemployment, and greater political risk

CONSUMER PRICE INDEX
PERCENT CHANGES - UNADJUSTED, 12 MONTHS ENDED JUNE 2005
--------------------------------------------------------------------------------
 SELECTED COMPONENTS

      Food and Beverages                   2.2%
      All Items                            2.5%
      Housing                              2.7%
      Other Goods and Services             2.8%
      Transportation                       3.7%
      Medical Care                         4.2%
      Energy                               7.3%

SOURCE: BUREAU OF LABOR STATISTICS, JULY, 2005.


2  REVIEW

STANDARD & POOR'S 500: BEST AND WORST SECTORS, FOR FIRST HALF OF 2005

      Materials                           -8.8%
      Consumer Discretionary              -7.0%
      Telecommunication Services          -6.2%
      S&P500                              -0.8%
      Health Care                          2.7%
      Utilities                           13.2%
      Energy                              18.8%

SOURCE: STANDARD & POOR'S.

      (July's suicide bombing in London, French and Dutch rejection of the EU Constitution). There has also been a growing disparity between interest rates in the U.S. (where short-term rates are rising) and abroad (where rates are lower than in the U.S., but inflation higher). This has led to an increase in investment in U.S. dollar denominated assets, particularly equities and real estate. The relative strength of the dollar is expected to continue so long as the Fed removes policy accommodation, and inflation remains within expectations.

o The Fed continues to increase the target fed funds rate at a "measured pace". At the meeting ending June 30, 2005, short-term rates stood at 3.25%, after nine sequential increases. In its minutes, the Fed indicated that "the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity". They further stated that despite increases in energy prices, the expansion remains firm and labor markets continue to improve. There are near term pressures on inflation, but long term expectations are contained. Analysts attribute this "flat yield curve" to increased foreign investment in U.S. bonds, and the potential that tighter short-term policy may keep inflation and growth in check.

o The inflation rate has moderated slightly, despite the sharp increase in fuel prices. Less the effect of food and energy, inflation was 2.2%, for the first half of the year, unchanged vs. the same period 2004. Factors that contributed to this stabilization include continued lower apparel prices and auto discounting. Hotels and rentals also declined after increases earlier this year. Concurrent with the more benign inflation report was better than expected retail sales, which are impacted by these figures and recent reports of rising disposable income.

o Government figures indicate corporate profits rose at a 6% sequential rate in the first quarter. Operating earnings estimates on the S&P 500 stand at $63.84 for 2005, an 11% increase, and at the index's closing price of 1191 on June 30, calculates to a reasonable multiple of 18x. This is the third year of an expanded profit cycle. We are cautious on corporate profits: stronger currency, the rising cost of energy and materials; slower growth among our international trading partners and the reduction of government stimulus thru fiscal policy (expiration of EGTTRA tax breaks) may be a constraint to revenue and margins. On the positive side, corporate balance sheets are healthy with cash, and consumer spending is brisk, thanks to protracted low long-term interest rates.

      LOOKING AHEAD

We believe that the markets will be in a "trading range" for the balance of the year, because the longer term economic scenario is opaque. We have maintained over the last two years that rising energy prices will dampen U.S. economic growth. Earlier in 2005 businesses experienced a brief slowdown, caused in part, according to Fed Chairman Alan Greenspan, by surging oil prices, which, at present, are at all-time record levels. There are several factors that we believe may cause energy prices to level-off or contract: slower growth in other importing countries such as China, Japan and the Euro-zone may reduce demand, as would increased exports from producers, which may come onstream in the future. However, some analysts believe that higher prices have been caused in part by the lack of refining capacity. If this is the case, the likelihood is higher prices are here for the foreseeable future.

Secondly, the yield curve (spread between short term and long term rates) has been narrowing, which may herald a recession, or if the Fed is reactive, to a more accommodative policy. However, the Fed has been lifting short term interest rates, while the markets have been bringing down long term rates. Possibly the intention is to cool the housing market and curtail inflationary pressures on the economy. Despite this tighter policy, the housing market continues to boom (via creative mortgage products), and long-term mortgage rates have remained low. The housing-related sector has been a major contributor to the strength in the economy, especially so, as recent government spending has declined as a percentage of GDP. Should frothy conditions in real estate begin to correct, homeowners may have unrealized losses on their books with increased monthly payments, which would negatively affect consumer spending.

Thirdly, the dollar's recent strength may affect our competitive edge in terms of exports, as U.S. goods become more expensive for our trading partners. This affects profitability twofold both via lower revenue and translation into fewer dollars.

Finally, we are still concerned about terrorism around the world, and the state of affairs in Iraq. Recent events in London remind us of the threats among us, and the need for continued vigilance.

As 2005 progresses, we should have more conviction on the direction of the economy. Should the Fed pause or cease raising rates sequentially, we believe the markets will respond well. The President's agenda regarding Social Security and Tax reform has yet to play out, but we believe that at least for the next 18 months (until campaign 2008 begins) there will be a focus on deficit reduction - which means higher tax payments via economic growth or tax increases. Should the economy weaken, we believe it will be short-lived, mainly because U.S. companies have become risk-averse because of Sarbanes Oxley constraints on management. Additionally, debt-ridden companies have spent the last few years restructuring their balance sheets, so that interest expenses are lower and cash flow has improved.

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   THE FUNDS
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   ARROW UP
   BURNHAM FUND

-1.73% CLASS A
-2.11% CLASS B
-2.11% CLASS C

   The Fund underperformed the S&P 500, but outperformed the DJIA and NASDAQ indices.

                                                PAGE
   PERFORMANCE AND DISCUSSION                     4
   PORTFOLIO                                     15
   FINANCIALS                                    24
   NOTES TO FINANCIALS                           34

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   BURNHAM FINANCIAL
   SERVICES FUND

-3.78% CLASS A
-4.06% CLASS B
+4.90% CLASS C

   The Fund continued to outperform its sector benchmarks while modestly underperforming to its peer group.

                                                PAGE
   PERFORMANCE AND DISCUSSION                     6
   PORTFOLIO                                     18
   FINANCIALS                                    24
   NOTES TO FINANCIALS                           34

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   BURNHAM FINANCIAL
   INDUSTRIES FUND

+2.91% CLASS A
+2.75% CLASS C

   The Fund has outperformed its benchmark since commencement of operations.

                                                PAGE
   PERFORMANCE AND DISCUSSION                     8
   PORTFOLIO                                     20
   FINANCIALS                                    24
   NOTES TO FINANCIALS                           34

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   [GRAPHIC OMITTED]
   ARROW UP
   BURNHAM MONEY
   MARKET FUND

+0.94%

   The Funds provided investors with an acceptable yield when measured against peers.

                                                PAGE
   PERFORMANCE AND DISCUSSION                    10
   PORTFOLIO                                     22
   FINANCIALS                                    24
   NOTES TO FINANCIALS                           34

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   [GRAPHIC OMITTED]
   ARROW UP
   BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

+0.95%

   The Fund provided investors with an acceptable yield when measured against peers.

                                                PAGE
   PERFORMANCE AND DISCUSSION                    10
   PORTFOLIO                                     23
   FINANCIALS                                    24
   NOTES TO FINANCIALS                           34


                                                                       REVIEW  3
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[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                              O
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------

TICKER SYMBOLS
Class A                                   BURHX
Class B                                   BURIX
Class C                                   BURJX

-----------------------------------------------

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

-----------------------------------------------

MINIMUM INVESTMENT
Regular accounts                       $  2,500
IRAs                                       $100

-----------------------------------------------

ASSET VALUES
Net assets, in millions                $ 112.64
Net asset value per share
Class A                                  $26.14
Class B                                  $26.39
Class C                                  $25.94

-----------------------------------------------

MAXIMUM OFFERING PRICE
Class A                                $  27.52

-----------------------------------------------

EXPENSE RATIOS (annualized)
Class A                                   1.36%
Class B                                   2.11%
Class C                                   2.11%

-----------------------------------------------

INCEPTION
Class A                           June 15, 1975
Class B                        October 18, 1993
Class C                          April 30, 2004

ALL DATA AS OF JUNE 30, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. THE GROWTH CHART DOES NOT REFLECT THE PERFORMANCE OF CLASS B AND C SHARES. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                       BURNHAM FUND
---------------------------------------------------
[PHOTO OMITTED]
JON BURNHAM

"We are constructive on equities but believe we'll be in a 'sideways' trading market so long as the Fed continues to raise short-term interest rates."

                                                       /S/JON M. BURNHAM

                                                             JON BURNHAM
                                                       Portfolio Manager

The Burnham Fund declined -1.8% in the first quarter, and increased 0.1% in the second, totaling a decline of -1.7% in the first half of 2005. The fund underperformed the Standard & Poors Index 500 by 0.9% and its peer index (Morningstar Large Cap Blend Index) by 1.1%. The Lipper Large Cap Core index declined -1.2%. The Fund outperformed the DJIA, by 2.1% for the first half of the year.

The fund's asset allocation contained a slightly lower percentage to equities than at year end. Common stock ownership was 94% (down from 96%) and cash was 5%. Financial services as a percentage of total net assets declined from 32% to 19%, as we reduced our holdings in insurance and savings and loans and redirected those assets to consumer sectors - both staples and discretionary. Financial services continues to be our largest industry position, and large-cap companies are showing strong earnings performance despite rising interest rates. Energy stands at 18% of total net assets. The energy sector, including production, natural gas and associated peripheral industries, is in a secular earnings upswing due to the higher price of crude. Consumer staples comprise 14.6% of the portfolio, and consumer discretionary is 12.8%. Information technology continues to rally, as corporate profits have improved and companies continue to refurbish their infrastructure.

For the first half of 2005, the fund's top five performers were Google (up 46.1%), Chesapeake Energy (up 45.3%), Devon Energy (up 30.2%), AES Corp. (up 19.2%) and Williams Cos. (up 16.6%). All positions were held by the fund at the end of the period. Our poorest performers were eBay Inc. (down 35.3%), Wynn Resorts (down 29.4%), IBM (down 24.7%), Fieldstone Investment Corp. (down 16.5%) and Verizon (down 14.7%). Of these positions, eBay is no longer in the portfolio, and IBM and Wynn Resorts have made up most of their lost ground.

Notable new holdings to the fund are focused in areas augmenting our investment thesis. Chesapeake Energy, a leading gas producer which is showing strong revenue and earnings growth, was also one of our top performing equities. Starwood Hotels and Resorts Worldwide, is the premier hotel chain in an industry showing improving fundamentals. It may benefit this year from the inclusion of newly acquired Meridien hotels. UnitedHealth Group, which we have held in the past, is a leader and innovator in the health field group, and has showed consistent earnings and growth rate. Brown Forman Group, the distiller, has been shedding secondary businesses and focusing on its strong name brands, and finally Whole Foods Inc., the organic supermarket/retailier, which we believe will show revenue and earnings growth of 20% and 17%, respectively, above its peer group, as it continues to open new units, particularly in urban areas.

We are constructive on equities, but believe we'll be in a "sideways" trading market so long as the Fed continues to raise short-term interest rates. The fact that the economy is showing such strong fundamental strength, despite increases in interest rates during the past year, leads us to believe that the Fed may not cease its uptrend until economic figures begin to soften. We therefore expect the following themes will prevail in the second half of the year: which industries and companies will benefit from high oil prices; will the housing cycle's strength continue and pull along its related sectors; will the consumer sector remain ebullient despite the dramatic increase in the price of fuel and likely increase in mortgage rates; and finally, will the geo-political atmosphere continue to be tense, with accelerating insurgency in Iraq and terrorist incidents abroad.

The Burnham Fund is positioned to participate in the continued strong earnings being reported in the financial services sector (capital markets, regional consolidation, and consumer credit), earnings acceleration in the energy sector, and positive retail comparisons. We believe much of the Presidential agenda that was pushed so hard (social security reform, for example) in 2005 is likely to fall by the wayside as Supreme Court appointments and tax reform take primary stage. We see little leadership out of Washington that would give us any reason to believe it is anything but neutral to investors.

GROWTH OF $10,000 SINCE INCEPTION JUNE '75

$250,840
-------------------------
Burnham Fund (class A)
Annualized rate of return
11.31%

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 2,408.40%

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          Burnham Fund
6/16/75      10000
Jun-75       10385
Jul-75        9853
Aug-75        9514
Sep-75        9175
Oct-75        9673
Nov-75        9911
Dec-75        9792
Jan-76       10928
Feb-76       10998
Mar-76       11171
Apr-76       11206
May-76       11137
Jun-76       11670
Jul-76       11517
Aug-76       11434
Sep-76       11693
Oct-76       11386
Nov-76       11527
Dec-76       12130
Jan-77       11700
Feb-77       11437
Mar-77       11485
Apr-77       11615
May-77       11340
Jun-77       11854
Jul-77       11766
Aug-77       11546
Sep-77       11485
Oct-77       11229
Nov-77       11716
Dec-77       11656
Jan-78       11158
Feb-78       11070
Mar-78       11407
Apr-78       12229
May-78       12491
Jun-78       12379
Jul-78       13556
Aug-78       13899
Sep-78       13682
Oct-78       12396
Nov-78       12808
Dec-78       13167
Jan-79       13684
Feb-79       13346
Mar-79       13932
Apr-79       14065
May-79       13947
Jun-79       14487
Jul-79       14945
Aug-79       15796
Sep-79       16010
Oct-79       14985
Nov-79       15968
Dec-79       16265
Jan-80       17758
Feb-80       17622
Mar-80       15526
Apr-80       16286
May-80       17277
Jun-80       17829
Jul-80       18641
Aug-80       19143
Sep-80       19798
Oct-80       20594
Nov-80       22509
Dec-80       21777
Jan-81       21074
Feb-81       21202
Mar-81       22273
Apr-81       22177
May-81       22741
Jun-81       22193
Jul-81       21658
Aug-81       20551
Sep-81       19647
Oct-81       20953
Nov-81       21766
Dec-81       21220
Jan-82       20904
Feb-82       20375
Mar-82       20375
Apr-82       21047
May-82       20740
Jun-82       20464
Jul-82       20188
Aug-82       22122
Sep-82       22325
Oct-82       24649
Nov-82       25502
Dec-82       25928
Jan-83       26532
Feb-83       27129
Mar-83       27563
Apr-83       29090
May-83       28910
Jun-83       29595
Jul-83       28701
Aug-83       28750
Sep-83       29262
Oct-83       28899
Nov-83       29500
Dec-83       29067
Jan-84       28898
Feb-84       28077
Mar-84       28145
Apr-84       28536
May-84       27394
Jun-84       28241
Jul-84       28343
Aug-84       30463
Sep-84       30463
Oct-84       30776
Nov-84       30724
Dec-84       31166
Jan-85       33027
Feb-85       33209
Mar-85       33481
Apr-85       33625
May-85       35844
Jun-85       36579
Jul-85       36173
Aug-85       36285
Sep-85       35897
Oct-85       37473
Nov-85       39481
Dec-85       41191
Jan-86       41426
Feb-86       44533
Mar-86       46888
Apr-86       46720
May-86       48822
Jun-86       50145
Jul-86       48716
Aug-86       50708
Sep-86       47103
Oct-86       49665
Nov-86       50564
Dec-86       50170
Jan-87       54354
Feb-87       56170
Mar-87       56860
Apr-87       55990
May-87       56567
Jun-87       58903
Jul-87       60423
Aug-87       61493
Sep-87       60619
Oct-87       53515
Nov-87       51604
Dec-87       53524
Jan-88       55413
Feb-88       57209
Mar-88       56242
Apr-88       56264
May-88       56377
Jun-88       57606
Jul-88       58090
Aug-88       57468
Sep-88       58486
Oct-88       59825
Nov-88       59568
Dec-88       59883
Jan-89       62626
Feb-89       62357
Mar-89       63167
Apr-89       65170
May-89       66812
Jun-89       66632
Jul-89       69870
Aug-89       70974
Sep-89       70484
Oct-89       69970
Nov-89       71089
Dec-89       73520
Jan-90       70175
Feb-90       70280
Mar-90       71004
Apr-90       69144
May-90       72539
Jun-90       72256
Jul-90       72863
Aug-90       69839
Sep-90       69518
Oct-90       69907
Nov-90       71459
Dec-90       72217
Jan-91       72614
Feb-91       75301
Mar-91       76332
Apr-91       76439
May-91       78044
Jun-91       75695
Jul-91       77731
Aug-91       79325
Sep-91       79515
Oct-91       81280
Nov-91       79354
Dec-91       85195
Jan-92       85595
Feb-92       86673
Mar-92       84030
Apr-92       85753
May-92       85384
Jun-92       84086
Jul-92       87416
Aug-92       87127
Sep-92       88077
Oct-92       87619
Nov-92       89836
Dec-92       91758
Jan-93       91602
Feb-93       93453
Mar-93       94864
Apr-93       93801
May-93       95724
Jun-93       96930
Jul-93       97560
Aug-93      100595
Sep-93      101228
Oct-93      100995
Nov-93       98794
Dec-93      100355
Jan-94      101469
Feb-94       99703
Mar-94       95416
Apr-94       96112
May-94       96689
Jun-94       95432
Jul-94       97789
Aug-94      100244
Sep-94       99011
Oct-94      100446
Nov-94       98016
Dec-94       98564
Jan-95      100418
Feb-95      102777
Mar-95      103959
Apr-95      106298
May-95      109211
Jun-95      111078
Jul-95      112956
Aug-95      114164
Sep-95      117053
Oct-95      116741
Nov-95      119438
Dec-95      122663
Jan-96      126355
Feb-96      127075
Mar-96      128180
Apr-96      129283
May-96      131894
Jun-96      131116
Jul-96      124849
Aug-96      127870
Sep-96      134468
Oct-96      138180
Nov-96      146166
Dec-96      144252
Jan-97      152099
Feb-97      149787
Mar-97      145638
Apr-97      152002
May-97      159374
Jun-97      166387
Jul-97      178017
Aug-97      171146
Sep-97      177598
Oct-97      173993
Nov-97      176690
Dec-97      179923
Jan-98      179239
Feb-98      191141
Mar-98      200621
Apr-98      205537
May-98      201714
Jun-98      209439
Jul-98      206046
Aug-98      170133
Sep-98      181446
Oct-98      191571
Nov-98      202395
Dec-98      219679
Jan-99      231037
Feb-99      220086
Mar-99      233687
Apr-99      241796
May-99      231592
Jun-99      245603
Jul-99      238702
Aug-99      241208
Sep-99      237277
Oct-99      257872
Nov-99      269657
Dec-99      291553
Jan-00      289387
Feb-00      296376
Mar-00      313571
Apr-00      306582
May-00      300570
Jun-00      322169
Jul-00      319408
Aug-00      353536
Sep-00      348431
Oct-00      337383
Nov-00      300736
Dec-00      297602
Jan-01      306215
Feb-01      271380
Mar-01      254155
Apr-01      280148
May-01      279072
Jun-01      272229
Jul-01      263733
Aug-01      248708
Sep-01      234323
Oct-01      238639
Nov-01      248948
Dec-01      255172
Jan-02      254840
Feb-02      246930
Mar-02      258002
Apr-02      241768
May-02      239604
Jun-02      227698
Jul-02      209749
Aug-02      207211
Sep-02      193605
Oct-02      199267
Nov-02      203324
Dec-02      196125
Jan-03      192949
Feb-03      191147
Mar-03      194323
Apr-03      204794
May-03      211832
Jun-03      214322
Jul-03      218278
Aug-03      219740
Sep-03      218305
Oct-03      225961
Nov-03      228713
Dec-03      238513
Jan-04      243294
Feb-04      248695
Mar-04      245331
Apr-04      236212
May-04      239045
Jun-04      240904
Jul-04      234441
Aug-04      233998
Sep-04      237363
Oct-04      240462
Nov-04      249227
Dec-04      255228
Jan-05      250031
Feb-05      256607
Mar-05      250526
Apr-05      244889
May-05      251031
Jun-05      250840


4  BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

   ASSET ALLOCATION (AS A % OF NET ASSETS)

Cash and other net assets                        5%
Convertible preferred stock                      1%
Common stocks (net of call options written)     94%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

TOP INDUSTRIES - COMMON STOCK                 % NET
(NET OF CALL OPTIONS WRITTEN)                ASSETS
---------------------------------------------------
 Financial Services                          19.13%
---------------------------------------------------
 Energy                                      17.97%
---------------------------------------------------
 Consumer Staples                            14.63%
---------------------------------------------------
 Consumer Discretionary                      12.81%
---------------------------------------------------
 Information Technology                      12.26%
---------------------------------------------------
 Healthcare                                   8.77%
---------------------------------------------------
 Industrials                                  3.90%
---------------------------------------------------
 Utilities                                    3.78%
---------------------------------------------------
 Telecommunications Services                  0.76%
                                           --------
                                             94.01%
                                           ========

TOP 10 COMMON STOCK HOLDINGS                  % NET
(NET OF CALL OPTIONS WRITTEN)                ASSETS
---------------------------------------------------
 Exxon Mobil Corp.                            6.56%
---------------------------------------------------
 American Express Co.                         4.73%
---------------------------------------------------
 PepsiCo, Inc.                                3.59%
---------------------------------------------------
 The Williams Companies, Inc.                 3.37%
---------------------------------------------------
 Sovereign Bancorp, Inc.                      3.36%
---------------------------------------------------
 JPMorgan Chase & Co.                         3.13%
---------------------------------------------------
 Citigroup Inc.                               3.08%
---------------------------------------------------
 General Electric Co.                         3.08%
---------------------------------------------------
 Altria Group, Inc.                           2.87%
---------------------------------------------------
 International Business Machines Corp.        2.63%
                                           --------
                                             36.40%
                                           ========

TOTAL RETURN+
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GROWTH OF $10,000 OVER TEN YEARS

S&P 500 Index*              $25,793
BURNHAM FUND (CLASS A)
without sales charge        $22,582
with sales charge           $21,453

                Burnham Fund         with
                Class A without     sales         S&P 500
                sales charge        charge         Index*

Jun-95             10000             9500          10000
Jul-95             10169             9661          10332
Aug-95             10278             9764          10358
Sep-95             10538            10011          10795
Oct-95             10510             9984          10756
Nov-95             10753            10215          11228
Dec-95             11043            10491          11445
Jan-96             11375            10807          11834
Feb-96             11440            10868          11944
Mar-96             11540            10963          12059
Apr-96             11639            11057          12236
May-96             11874            11280          12552
Jun-96             11804            11214          12599
Jul-96             11240            10678          12043
Aug-96             11512            10936          12297
Sep-96             12106            11500          12989
Oct-96             12440            11818          13347
Nov-96             13159            12501          14357
Dec-96             12986            12337          14072
Jan-97             13693            13008          14952
Feb-97             13485            12811          15068
Mar-97             13111            12456          14449
Apr-97             13684            13000          15312
May-97             14348            13631          16244
Jun-97             14979            14230          16972
Jul-97             16026            15225          18323
Aug-97             15408            14637          17297
Sep-97             15989            15189          18245
Oct-97             15664            14881          17635
Nov-97             15907            15111          18452
Dec-97             16198            15388          18769
Jan-98             16136            15329          18978
Feb-98             17208            16347          20346
Mar-98             18061            17158          21388
Apr-98             18504            17579          21604
May-98             18160            17252          21232
Jun-98             18855            17912          22094
Jul-98             18550            17622          21860
Aug-98             15316            14551          18699
Sep-98             16335            15518          19897
Oct-98             17246            16384          21515
Nov-98             18221            17310          22819
Dec-98             19777            18788          24133
Jan-99             20799            19759          25142
Feb-99             19814            18823          24360
Mar-99             21038            19986          25335
Apr-99             21768            20680          26315
May-99             20849            19807          25694
Jun-99             22111            21005          27120
Jul-99             21489            20415          26274
Aug-99             21715            20629          26142
Sep-99             21361            20293          25426
Oct-99             23215            22055          27036
Nov-99             24276            23062          27584
Dec-99             26247            24935          29209
Jan-00             26052            24750          27742
Feb-00             26682            25348          27217
Mar-00             28230            26818          29879
Apr-00             27600            26220          28980
May-00             27059            25706          28385
Jun-00             29004            27554          29085
Jul-00             28755            27317          28631
Aug-00             31828            30236          30409
Sep-00             31368            29800          28804
Oct-00             30373            28855          28682
Nov-00             27074            25720          26420
Dec-00             26792            25452          26550
Jan-01             27567            26189          27492
Feb-01             24431            23210          24985
Mar-01             22881            21737          23402
Apr-01             25221            23960          25221
May-01             25124            23868          25390
Jun-01             24508            23282          24772
Jul-01             23743            22556          24528
Aug-01             22390            21271          22992
Sep-01             21095            20041          21136
Oct-01             21484            20410          21539
Nov-01             22412            21291          23191
Dec-01             22972            21824          23394
Jan-02             22942            21795          23053
Feb-02             22230            21119          22609
Mar-02             23227            22066          23459
Apr-02             21766            20677          22037
May-02             21571            20492          21874
Jun-02             20499            19474          20316
Jul-02             18883            17939          18732
Aug-02             18654            17722          18855
Sep-02             17430            16558          16806
Oct-02             17939            17042          18285
Nov-02             18305            17389          19362
Dec-02             17656            16774          18224
Jan-03             17371            16502          17747
Feb-03             17208            16348          17480
Mar-03             17494            16619          17650
Apr-03             18437            17515          19104
May-03             19071            18117          20111
Jun-03             19295            18330          20367
Jul-03             19651            18668          20726
Aug-03             19782            18793          21130
Sep-03             19653            18671          20906
Oct-03             20342            19325          22089
Nov-03             20590            19561          22283
Dec-03             21473            20399          23452
Jan-04             21903            20808          23882
Feb-04             22389            21270          24214
Mar-04             22086            20982          23849
Apr-04             21265            20202          23474
May-04             21520            20444          23796
Jun-04             21688            20603          24259
Jul-04             21106            20051          23456
Aug-04             21066            20013          23551
Sep-04             21369            20301          23806
Oct-04             21648            20566          24170
Nov-04             22437            21315          25147
Dec-04             22977            21828          26003
Jan-05             22509            21384          25370
Feb-05             23101            21946          25903
Mar-05             22554            21426          25445
Apr-05             22046            20944          24962
May-05             22599            21469          25756
Jun-05             22582            21453          25793

                                WITH NO        WITH MAX.
AVERAGE                    SALES CHARGE     SALES CHARGE
ANNUAL RETURNS                  OR CDSC          OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
 One year                          4.11%         (1.09)%
--------------------------------------------------------
 Three years                       3.27%          1.52%
--------------------------------------------------------
 Five years                      (4.88)%         (5.85)%
--------------------------------------------------------
 Ten years                         8.48%          7.92%
--------------------------------------------------------
 Since inception                  11.31%         11.11%
--------------------------------------------------------

CLASS B
--------------------------------------------------------
 One year                          3.35%         (1.46)%
--------------------------------------------------------
 Three years                       2.49%          1.57%
--------------------------------------------------------
 Five years                      (5.59)%         (5.88)%
--------------------------------------------------------
 Ten years                         7.70%          7.70%
--------------------------------------------------------
 Since inception                   7.23%          7.23%
--------------------------------------------------------

CLASS C
--------------------------------------------------------
 One year                          3.52%          2.56%
--------------------------------------------------------
 Since inception                   4.50%          4.50%

                                WITH NO        WITH MAX.
CUMULATIVE                 SALES CHARGE     SALES CHARGE
TOTAL RETURNS                   OR CDSC          OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
 One year                          4.11%         (1.09)%
--------------------------------------------------------
 Three years                      10.14%          4.63%
--------------------------------------------------------
 Five years                     (22.16)%        (26.05)%
--------------------------------------------------------
 Ten years                       125.75%        114.46%
--------------------------------------------------------
 Since inception               2,408.40%      2,282.98%
--------------------------------------------------------

CLASS B
--------------------------------------------------------
 One year                          3.35%         (1.46)%
--------------------------------------------------------
 Three years                       7.66%           4.80%
--------------------------------------------------------
 Five years                     (25.03)%        (26.15)%
--------------------------------------------------------
 Ten years                       110.06%         110.06%
--------------------------------------------------------
 Since inception                 126.43%         126.43%
--------------------------------------------------------

CLASS C
--------------------------------------------------------
 One year                          3.52%           2.56%
--------------------------------------------------------
 Since inception                   5.27%           5.27%

[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST SIX MONTHS

[GRAPHIC OMITTED]
ARROW DOWN
-1.73%
FUND (CLASS A)

[GRAPHIC OMITTED]
ARROW DOWN
-0.81%
SECTOR

[GRAPHIC OMITTED]
ARROW DOWN
 -0.58%
PEER GROUP

THE FUND underperformed the S&P 500, but outperformed the DJIA.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

            FUND      SECTOR  PEER GROUP
Dec-04         0         0             0
Jan-05     -2.04     -2.44         -2.26
Feb-05      0.54     -0.38         -0.19
Mar-05     -1.84     -2.15         -1.97
Apr-05     -4.05        -4         -4.23
May-05     -1.64     -0.95         -1.14
Jun-05     -1.72     -0.81         -0.59

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
--------------------------------------------------------
 Beta                                               0.68
--------------------------------------------------------
 R2                                                   86
--------------------------------------------------------
 Alpha                                             (2.81)
--------------------------------------------------------
 Standard Deviation                                10.11
--------------------------------------------------------
 Sharpe Ratio                                       0.21
--------------------------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**    SOURCE: MORNINGSTAR PRINCIPIA, JUNE 2005


                                                                 BURNHAM FUND  5

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE
---------------------------------------------------
MEDIUM                   O
---------------------------------------------------
SMALL
---------------------------------------------------

TICKER SYMBOLS
Class A                                    BURKX
Class B                                    BURMX
Class C                                    BURNX

------------------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

------------------------------------------------

MINIMUM INVESTMENT
Regular accounts                        $  2,500
IRAs                                        $100

------------------------------------------------

ASSET VALUES
Net assets, in millions                 $ 181.94
Net asset value per share
Class A                                   $21.66
Class B                                   $20.81
Class C                                   $21.62

------------------------------------------------

MAXIMUM OFFERING PRICE
Class A                                 $  22.80

------------------------------------------------

EXPENSE RATIOS (Annualized, after
expense reimbursement)
Class A                                    1.60%
Class B                                    2.35%
Class C                                    2.35%

------------------------------------------------

INCEPTION
Class A and B                       June 7, 1999
Class C                           April 29, 2005

------------------------------------------------

ALL DATA AS OF JUNE 30, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BURNHAM
--------------------------------------------------------------------------------
                  FINANCIAL SERVICES FUND

[PHOTO OMITTED]
PHOTO ANTON SCHUTZ

"A flight of capital out of financials, instigated by investor fear of rising interest rates, put pressure on the financial services sector in the first half of 2005."

                                                                 /S/ANTON SCHUTZ

                                                                    ANTON SCHUTZ
                                                               Portfolio Manager

The first half of 2005 presented a challenging environment for financial stocks as a flattening yield curve, light merger and acquisition activity, and a generally weak market contributed to the underperformance of the financial services sector. The Burnham Financial Services Fund (BURKX) outperformed its benchmark in the first half of '05, with -3.8% versus the NASDAQ Bank Index, which returned -5.41%. The NASDAQ Bank Index is comprised mostly of mid and large cap financial companies.

SECTOR OVERVIEW

The Federal Reserve (Fed) raised the targeted Fed Funds rate 100 basis points to 3.25% during the first half of the year while the 10-year Treasury rate moved up late in the first quarter and worked its way back down to 3.94% by the end of June. The flattening curve had a negative impact on financials as many of these institutions benefit greatly from wider spreads between short-term and longer-term rates. Although the Fed rate hikes are beneficial to asset sensitive institutions, the flattening curve, combined with intense competition in some markets, brought faster liability (mostly deposit) repricing and less net interest margin expansion than some banks and analysts had forecasted.

Year to date merger and acquisition activity was down 18% as measured by the total number of deals (103 deals), down 90% as measured by deal assets (based on total seller assets of $52 billion) and down 87% as measured by average deal size ($130 million). This slowdown can be attributed to several factors including buyers digesting previous acquisitions, managements' focus on regulatory and compliance issues and disparities between bids and asks. As BURKX focuses heavily on consolidation in the financial services sector, the dearth of deal activity during the first half of the year held back the Funds' performance as the outsized returns from takeovers were not available. However, there was a notable increase in consolidation activity in June, including several high profile deals (i.e. Bank of America's (BAC) acquisition of MBNA Corp (KRB) and Ameritrade's (AMTD) acquisition of TD Waterhouse U.S.A., the U.S. brokerage division of TD Bank Financial Group (TD)). Although the volume of consolidation activity can be cyclical, M&A will be a core theme in the financial services industry for years to come as there are still over 9,000 depository institutions in the U.S. alone. The increase of activity in the month of June could be indicative of an increase in deals in the second half of 2005. BURKX should benefit should this deal increase come to fruition.


2005 Performance Comparison

Fund (Class A)                  -3.78%
NASDAQ Bank Index               -5.41%
NASDAQ Financial 100 Index      -3.50%

FUND COMMENTARY

A flight of capital out of financials, instigated by investor fear of rising interest rates, put pressure on the financial services sector in the first half of 2005. Small cap banks, which had relatively rich valuations going into `05, had the most to "give up" with a pull back in financials. Although small cap financials held up surprisingly well throughout the weak environment, the percentage declines, coupled with the lack of deal activity, put pressure on the Fund. Notwithstanding the environment, the Fund outperformed the NASDAQ Bank Index by 1.6%.

The Burnham Financial Services Fund focuses on events in the financial services industry, namely consolidation, conversions of depository institutions and various plays on the converted thrift life cycle, etc., and core positions are built with such events in mind. One event in particular that enhanced the Fund's performance was Hudson City Bancorp's (HCBK) successful completion of its highly anticipated second step conversion on June 7th. BURKX received a significant amount of stock in the deal and benefited from the transaction which is a core position in the fund. We believe the longer-term prospects for the Company are good and we plan to continue holding HCBK as a core position for the foreseeable future. Equally as important, with the deal complete, we believe sector liquidity issues have been partially alleviated as investors had been freeing up capital to participate in the deal, which put pressure on other financial names.


6  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
   ASSET ALLOCATION (AS A % OF NET ASSETS)

Cash and other
net assets                                        9%

Common stocks                                    91%
(net of call options written)

The fund seeks capital appreciation.

TOP 10 INDUSTRIES - COMMON STOCK                   % NET
(NET OF CALL OPTIONS WRITTEN)                     ASSETS
--------------------------------------------------------
Savings and Loan Companies - Regional             37.73%
--------------------------------------------------------
Banks - Regional                                  31.71%
--------------------------------------------------------
Other Diversified Financial Services               6.78%
--------------------------------------------------------
Real Estate Investment Trusts                      4.23%
--------------------------------------------------------
Diversified Banks                                  3.99%
--------------------------------------------------------
Investment Banking & Brokerage                     3.06%
--------------------------------------------------------
Investment Management                              1.96%
--------------------------------------------------------
Specialized Finance                                0.55%
--------------------------------------------------------
Consumer Finance                                   0.40%
--------------------------------------------------------
Unregistered Investment Company                    0.14%
--------------------------------------------------------
                                                  90.55%
                                                 =======

TOP 10 COMMON STOCK HOLDINGS                       % NET
(NET OF CALL OPTIONS WRITTEN)                     ASSETS
--------------------------------------------------------
Hudson City Bancorp Inc.                           8.01%
--------------------------------------------------------
Sovereign Bancorp, Inc.                            7.76%
--------------------------------------------------------
North Fork Bancorp., Inc.                          5.20%
--------------------------------------------------------
People's Bank                                      4.99%
--------------------------------------------------------
Centennial Financial Corp.                         4.33%
--------------------------------------------------------
Dime Community Bancshares, Inc.                    4.20%
--------------------------------------------------------
U.S.B. Holding Co., Inc.                           4.17%
--------------------------------------------------------
JPMorgan Chase & Co.                               3.48%
--------------------------------------------------------
Citigroup Inc.                                     3.30%
--------------------------------------------------------
SNB Bancshares, Inc.                               2.74%
--------------------------------------------------------
                                                  48.18%
                                                 =======

TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 SINCE INCEPTION

BURNHAM FINANCIAL SERVICES FUND (CLASS A)
without sales charge                    $34,875
with sales charge                       $33,132
NASDAQ Bank Index*                      $16,443
NASDAQ Financial 100 Index*             $13,420

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          BURNHAM
         FINANCIAL
         SERVICES
           FUND
         (CLASS A)
          without        with      NASDAQ         NASDAQ
           sales        sales       Bank        Financial
          charge        charge     Index*       100 Index*

Jun-99       10000        9500      10000          10000
Jun-99       10510        9985      10079          10010
Jul-99       10380        9861       9780           9351
Aug-99        9900        9405       9372           8784
Sep-99        9780        9291       9084           8388
Oct-99       10450        9928       9720           9070
Nov-99       10280        9766       9530           9047
Dec-99        9810        9320       9127           8724
Jan-00        9209        8748       8565           8024
Feb-00        8668        8234       7820           7442
Mar-00        9710        9224       8259           8229
Apr-00       10001        9501       8060           7742
May-00       10582       10053       8402           7895
Jun-00       10622       10091       8080           7485
Jul-00       11454       10881       8401           7831
Aug-00       12466       11842       9033           8590
Sep-00       13438       12766       9600           9095
Oct-00       13107       12452       9462           8964
Nov-00       13137       12480       9509           8714
Dec-00       14988       14239      10466           9685
Jan-01       15558       14781      10556           9545
Feb-01       16118       15312      10338           9247
Mar-01       16301       15486      10163           8931
Apr-01       16882       16038      10413           9307
May-01       18108       17203      10862           9616
Jun-01       18700       17765      11381          10006
Jul-01       19238       18276      11749          10278
Aug-01       19088       18133      11314           9811
Sep-01       17797       16907      11131           9582
Oct-01       17657       16774      10720           9176
Nov-01       18388       17469      11162           9668
Dec-01       19377       18408      11537          10014
Jan-02       20027       19025      11801          10148
Feb-02       20174       19165      12004          10351
Mar-02       21229       20167      12640          10869
Apr-02       22161       21053      13126          11115
May-02       22455       21332      13031          10932
Jun-02       22050       20948      13001          10625
Jul-02       21229       20167      12461          10187
Aug-02       22063       20959      12794          10413
Sep-02       21057       20004      11886           9487
Oct-02       21805       20715      12107           9761
Nov-02       22504       21379      12136           9802
Dec-02       22777       21638      12058           9639
Jan-03       23261       22098      11998           9491
Feb-03       23062       21909      11993           9393
Mar-03       23324       22158      11774           9196
Apr-03       25200       23940      12460           9747
May-03       26232       24920      13324          10564
Jun-03       26455       25133      13285          10547
Jul-03       28034       26632      13798          10938
Aug-03       28444       27021      14045          11122
Sep-03       28791       27352      14008          11079
Oct-03       30631       29099      15051          11919
Nov-03       31202       29642      15472          12115
Dec-03       32039       30437      15670          12348
Jan-04       33298       31633      15851          12649
Feb-04       34032       32330      16075          12902
Mar-04       34202       32492      15936          12730
Apr-04       31960       30362      15111          12017
May-04       32708       31072      15483          12302
Jun-04       32642       31010      15729          12482
Jul-04       32092       30487      15410          12230
Aug-04       33022       31371      15862          12628
Sep-04       33861       32168      16084          12767
Oct-04       34543       32816      16596          13128
Nov-04       35775       33986      17431          13818
Dec-04       36245       34433      17393          13900
Jan-05       35198       33438      16521          13135
Feb-05       34682       32948      16340          13047
Mar-05       34135       32428      15998          12825
Apr-05       33184       31525      15291          12270
May-05       33909       32214      16048          13011
Jun-05       34875       33132      16443          13420

                                  WITH NO       WITH MAX
AVERAGE                      SALES CHARGE   SALES CHARGE
ANNUAL RETURNS                    OR CDSC        OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
One year                            6.84%          1.50%
--------------------------------------------------------
Three years                        16.49%         14.52%
--------------------------------------------------------
Five years                         26.83%         25.53%
--------------------------------------------------------
Since inception                    22.86%         21.82%

CLASS B
--------------------------------------------------------
One year                            6.15%          1.84%
--------------------------------------------------------
Three years                        15.67%         14.92%
--------------------------------------------------------
Five years                         25.89%         25.73%
--------------------------------------------------------
Since inception                    21.91%         21.91%

CLASS C(1)
--------------------------------------------------------
One year                            4.90%          3.90%
--------------------------------------------------------

                                  WITH NO      WITH MAX.
CUMULATIVE                   SALES CHARGE   SALES CHARGE
TOTAL RETURNS                     OR CDSC        OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
One year                            6.84%          1.50%
--------------------------------------------------------
Three years                        58.16%         50.25%
--------------------------------------------------------
Five years                        228.33%        211.92%
--------------------------------------------------------
Since inception                   248.76%        231.32%

CLASS B
--------------------------------------------------------
One year                            6.15%          1.84%
--------------------------------------------------------
Three years                        54.81%         51.81%
--------------------------------------------------------
Five years                        216.37%        214.37%
--------------------------------------------------------
Since inception                   232.82%        232.82%

CLASS C(1)
--------------------------------------------------------
One year                            4.90%          3.90%
--------------------------------------------------------

(1)   LESS THAN ONE YEAR OF OPERATING HISTORY.

[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
   THE PAST SIX MONTHS

[GRAPHIC OMITTED]
DOWN ARROW
FUND (CLASS A)          -3.78%

[GRAPHIC OMITTED]
DOWN ARROW
SECTOR                  -3.50%

[GRAPHIC OMITTED]
DOWN ARROW
PEER GROUP              -2.03%

THE FUND modestly underperformed the Morningstar Specialty Financial Index.

THE SECTOR is represented by the NASDAQ Financial 100 Index, an unmanaged index of the 100 largest financial companies traded on the NASDAQ market system and the NASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

            FUND  SECTOR 1    PEER GROUP

Dec-04         0         0             0
Jan-05     -2.89     -5.51         -2.54
Feb-05     -4.31     -6.14       -2.5595
Mar-05     -5.82     -7.73       -5.5217
Apr-05     -8.44    -11.73       -6.8727
May-05     -6.44      -6.4       -4.3583
Jun-05     -3.78     -3.46       -2.0342

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
---------------------------------------------------
 Beta                                          0.55
---------------------------------------------------
 R2                                              52
---------------------------------------------------
 Alpha                                        10.29
---------------------------------------------------
 Standard Deviation                           10.63
---------------------------------------------------
 Sharpe Ratio                                  1.35
---------------------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**    SOURCE: MORNINGSTAR PRINCIPIA, JUNE 2005


                                                       FINANCIAL SERVICES FUND 7

[BEGIN SIDEBAR]

INVESTMENT FOCUS

                              STYLE
---------------------------------------------------
                  VALUE       BLEND      GROWTH
---------------------------------------------------
MARKET CAP
---------------------------------------------------
LARGE             O
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL

TICKER SYMBOLS
Class A                                    BURFX
Class C                                    BURCX

---------------------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

---------------------------------------------------

MINIMUM INVESTMENT
Regular accounts                          $2,500
IRAs                                        $100

---------------------------------------------------

ASSET VALUES
Net assets, in millions                   $29.72
Net asset value per share
Class A                                   $11.66
Class C                                   $11.57

---------------------------------------------------

MAXIMUM OFFERING PRICE
Class A                                   $12.27

---------------------------------------------------

EXPENSE RATIOS (Annualized,
after expense reimbursement)
Class A                                    1.76%
Class C                                    2.46%

---------------------------------------------------

INCEPTION
Class Aand C                      April 30, 2004

ALL DATA AS OF JUNE 30, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BURNHAM
--------------------------------------------------------------------------------
   FINANCIAL INDUSTRIES FUND

[PHOTO ANTON SCHUTZ]

"We believe the Fed will continue to raise interest rates at a measured pace, but is nearing the end of the tightening cycle. The end of the cycle should create more certainty around earnings and could cause a rally in the financial services sector."

                                                              /S/ANTON SCHUTZ

                                                                 ANTON SCHUTZ
                                                            Portfolio Manager

The first half of 2005 presented a challenging environment for financial stocks as a flattening yield curve, light merger and acquisition activity, and a generally weak market contributed to the underperformance of the financial services sector. The Burnham Financial Industries Fund (BURFX), which reached its one year anniversary in April, significantly outperforming its benchmark, the PHLX/KBW Bank Index, in the first half of '05 with a return of +2.9% versus -4.85% for the PHLX/KBW Bank Index. The PHLX/KBW Bank Index is comprised mostly of large cap banks.

SECTOR OVERVIEW

The Federal Reserve (Fed) raised the targeted Fed Funds rate 100 basis points to 3.25% during the first half of the year while the 10-year Treasury rate moved up late in the first quarter and worked its way back down to 3.94% by the end of June. The flattening curve had a negative impact on financials as many of these institutions benefit greatly from wider spreads between short-term and longer-term rates. Although the Fed rate hikes are beneficial to asset sensitive institutions, the flattening curve, combined with intense competition in some markets, brought faster liability (mostly deposit) repricing and less net interest margin expansion than some banks and analysts had forecasted.

Year to date merger and acquisition activity was down 18% as measured by the total number of deals (103 deals), down 90% as measured by deal assets (based on total seller assets of $52 billion) and down 87% as measured by average deal size ($130 million). This slowdown can be attributed to several factors including buyers digesting previous acquisitions, managements' focus on regulatory and compliance issues and disparities between bids and asks. As BURFX focuses heavily on consolidation in the financial services sector, the dearth of deal activity during the first half of the year held back the Funds' performance as the outsized returns from takeovers were not available. However, there was a notable increase in consolidation activity in June, including several high profile deals (i.e. Bank of America's (BAC) acquisition of MBNA Corp (KRB) and Ameritrade's (AMTD) acquisition of TD Waterhouse U.S.A., the U.S. brokerage division of TD Bank Financial Group (TD)). Although the volume of consolidation activity can be cyclical, M&A will be a core theme in the financial services industry for years to come as there are still over 9,000 depository institutions in the U.S. alone. The increase of activity in the month of June could be indicative of an increase in deals in the second half of 2005. Both Burnham Financial Funds should benefit should this deal increase come to fruition.

FUND COMMENTARY

BURFX significantly outperformed the major financial indices in the first half of the year, returning 2.9%. We attribute much of this relative strength to the use of caution with entry points and valuations (which are reasonable for this group), our options strategy, and our ability to short. BURFX is comprised of mid and large cap financials, which we maintain should benefit from rising interest rates. We continue to see opportunity in this space. Light trading volumes and capital markets activity mitigated some of the fundamental upside for BURFX as investment banks, broker dealers, and many large cap banks with capital markets and brokerage divisions were pressured. Finally, the aforementioned lack of M&A activity also held back returns for BURFX, but we are pleased with the Fund's outperformance given these challenges.

We believe the Fed will continue to raise rates at a measured pace, but is nearing the end of its tightening cycle. The end of the cycle should create more certainty around earnings and could cause a rally in the financial sector. The long end of the curve remains flat, which will likely pressure margins, but we do expect modest improvement in the long tail throughout the rest of '05. In addition, we expect commercial lending to remain robust.

Consolidation is a core part of our strategy and the June activity is incredibly encouraging. We look forward to strategically adding takeover names to the portfolio on weakness while making an effort to protect the portfolio and generate premium with our use of options.


8  FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
   ASSET ALLOCATION (AS A % OF NET ASSETS)

Cash and other net assets     31%
Common stocks                 69%
(net of call options written
and short sales)

The fund seeks capital appreciation.

TOP INDUSTRIES - COMMON STOCK                      % NET
(NET OF CALL OPTIONS WRITTEN AND SHORT SALES)     ASSETS
--------------------------------------------------------
 Savings and Loan Companies -
--------------------------------------------------------
    Regional                                      23.68%
--------------------------------------------------------
 Banks - Regional                                 14.23%
--------------------------------------------------------
 Diversified Banks                                12.85%
--------------------------------------------------------
 Investment Banking & Brokerage                    9.41%
--------------------------------------------------------
 Other Diversified Financial Services              8.77%
--------------------------------------------------------
                                                  68.94%
                                                ========

TOP 10 COMMON STOCK HOLDINGS                       % NET
(NET OF CALL OPTIONS WRITTEN AND SHORT SALES)     ASSETS
--------------------------------------------------------
 Hudson City Bancorp Inc.                         14.39%
--------------------------------------------------------
 Sovereign Bancorp, Inc.                           6.97%
--------------------------------------------------------
 BB&T Corp.                                        5.34%
--------------------------------------------------------
 Bank of America Corp.                             5.25%
--------------------------------------------------------
 People's Bank                                     5.09%
--------------------------------------------------------
 Comerica Inc.                                     4.84%
--------------------------------------------------------
 U.S. Bancorp                                      4.83%
--------------------------------------------------------
 Morgan Stanley                                    4.82%
--------------------------------------------------------
 Citigroup Inc.                                    4.63%
--------------------------------------------------------
 North Fork Bancorp., Inc.                         4.55%
--------------------------------------------------------
                                                  60.71%
                                                ========

TOTAL RETURN+
--------------------------------------------------------------------------------

GROWTH OF $10,000 SINCE INCEPTION

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Burnham Financial Industries Fund (Class A)
without sales charge                            $11,387
with sales charge                               $10,818
PHLX/KBW Bank Index*                            $10,915

             BURNHAM FINANCIAL
             INDUSTRIES FUND         WITH
               (CLASS A)             SALES         PHLX/KBN
           WITHOUT SALES CHARGE      CHARGE       BANK INDEX*

Apr-04             10000             9500          10000
May-04             10510             9985          10165
Jun-04             10470             9946          10135
Jul-04             10230             9718           9946
Aug-04             10540            10013          10396
Sep-04             10690            10155          10231
Oct-04             10920            10374          10424
Nov-04             11270            10706          10607
Dec-04             11387            10818          10915
Jan-05             11176            10617          10598
Feb-05             11196            10636          10434
Mar-05             11256            10694          10123
Apr-05             11136            10579          10211
May-05             11327            10760          10326
Jun-05             11387            10818          10915

                                  WITH NO      WITH MAX.
AVERAGE                      SALES CHARGE   SALES CHARGE
ANNUAL RETURNS                    OR CDSC        OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
One year                           11.93%          6.33%
--------------------------------------------------------
Since inception                    14.56%          9.63%

CLASS C
--------------------------------------------------------
One year                           11.28%         10.28%
--------------------------------------------------------
Since inception                    13.80%         13.80%


                                  WITH NO      WITH MAX.
CUMULATIVE                   SALES CHARGE   SALES CHARGE
TOTAL RETURNS                     OR CDSC        OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
One year                           11.93%          6.33%
--------------------------------------------------------
Since inception                    17.19%         11.33%

CLASS C
--------------------------------------------------------
One year                           11.28%         10.28%
--------------------------------------------------------
Since inception                    16.29%         16.29%

[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
   THE PAST SIX MONTHS

[GRAPHIC OMITTED]
ARROW UP
+2.91%
FUND (CLASS A)

[GRAPHIC OMITTED]
DOWN ARROW
-4.85%
SECTOR

[GRAPHIC OMITTED]
DOWN ARROW
-2.03%
PEER GROUP

THE FUND outperformed its benchmark in its first eight months of operations.

THE SECTOR is represented by the PHLX/KBW Bank Index, a capitalization- weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

            Fund    Sector    Peer Group

Dec-04         0         0             0
Jan-05     -1.85     -2.91         -2.54
Feb-05     -1.68     -4.41       -2.5595
Mar-05     -1.15     -7.26       -5.5217
Apr-05     -2.21     -6.45       -6.8727
May-05     -0.53      -5.4       -4.3583
Jun-05      2.91     -4.85       -2.0342

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
------------------------------------
 Beta                            N/A
------------------------------------
 R2                              N/A
------------------------------------
 Alpha                           N/A
------------------------------------
 Standard Deviation              N/A
------------------------------------
 Sharpe Ratio                    N/A
------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

** THE FUND LACKS A THREE YEAR MINIMUM OPERATING HISTORY IN ORDER TO REPORT THIS DATA.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                                     FINANCIAL INDUSTRIES FUND 9

[BEGIN SIDEBAR]

BURNHAM MONEY
MARKET FUND.

TICKER SYMBOL                              BURXX

------------------------------------------------

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

------------------------------------------------

MINIMUM INVESTMENT
Regular accounts                          $2,500
IRAs                                        $100

------------------------------------------------

ASSET VALUES
Net assets, in millions                   $21.08
Net asset value per share                  $1.00

------------------------------------------------

EXPENSE RATIO (Annualized, after
expense reimbursement)                     0.87%

------------------------------------------------

INCEPTION
May 3, 1999

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL                              BUTXX

------------------------------------------------

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

------------------------------------------------

MINIMUM INVESTMENT
Regular accounts                          $2,500
IRAs                                        $100

------------------------------------------------

ASSET VALUES
Net assets, in millions                  $209.87
Net asset value per share                  $1.00

------------------------------------------------

EXPENSE RATIO (Annualized)                 0.74%

------------------------------------------------

INCEPTION
October 13, 1999

ALL DATA AS OF JUNE 30, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BURNHAM
--------------------------------------------------------------------------------
   Money Market Funds
--------------------------------------------------------------------------------
   Burnham Money Market Fund
   Burnham U.S. Government Money Market Fund

"Assuming that 4% is the current neutral Fed Funds level, we will see additional rate increases during 2005."


                                                              /S/MOLLY FLEWHARTY


                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

During the first half of 2005 the Federal Reserve continued the slow and steady rate increase program that they started in June 2004. The Fed Funds rate has moved up from 1% to the current level of 3.25% during the past twelve months, while one year LIBOR approached the 4% level. As a result money market yields have increased, which is good news for short-term investors.

As usual in a cycle of rate increases (or decreases for that matter) there are contradictory opinions concerning how long the cycle will continue. Initially, there was a fairly unanimous belief that the Fed would raise rates from their historically low levels, but as the tightening progressed the opinions varied concerning how high the Fed Funds rate would go, the definition of the "neutral" Fed Funds level, and what in terms of economic performance would cause the Fed to pause, accelerate or even reverse course. Boredom with the predictability of the rate moves combined with uncertainty about the ultimate Fed Funds level has made the short-term credit markets twitchy and prone to over reaction. Any sign of economic weakness has the credit markets swooning at the prospect of the Fed pausing in its rate hike program. Of course, any sign of economic strength elicits the opposite reaction. We have been forced to keep investments very short, in essence rolling money from meeting to meeting. Longer maturities, especially in the Treasury and agency markets, have not adequately reflected the anticipated rate increases and have therefore been unattractive. However, the yield on both of the money market funds increased as the weighted average maturity of both portfolios decreased or stayed stable.

So far the 2005 economic numbers have shown solid growth. First quarter GDP has been revised to a hefty 3.8% growth rate and this is in spite of fluctuating oil prices and a large trade deficit. The bubbly housing market, consumer spending, high productivity rates and business investment have fueled the economy. The inflation numbers have been tame, but the Fed is committed to keeping it in check so that the painful path of steep rate hikes can be avoided. Assuming that 4% is the current neutral Fed Funds level, we will see additional rate increases during 2005. If the Fed believes that the prolonged period of easy financial conditions has created economic imbalances then rates will have to rise above the "neutral" level during 2006.

The Burnham Money Market Fund is invested in short-term fixed income securities, such as commercial paper, of the highest credit quality and liquidity. The Burnham U.S. Government Fund is invested in short-term U.S. Treasury obligations and overnight repurchase agreements collateralized by U.S. Government or agency securities. During 2005 the funds provided investors with an acceptable yield when measured against peers.


10  MONEY MARKET FUNDS

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                   BURNHAM MONEY MARKET FUND ASSET ALLOCATION
                       BY MATURITY (AS A % OF NET ASSETS)

Over 180 days                        8%
1-3 days                            18%
4-30 days                           63%
31-89 days                          11%

The funds seek maximum current income that is consistent with maintaining liquidity and preserving capital.

                   BURNHAM MONEY MARKET FUND ASSET ALLOCATION
                         BY TYPE (AS A % OF NET ASSETS)

Repurchase Agreement                16%
Floating Rate Note                  10%
Discounted Commercial Paper         15%
Taxable Municipal Commercial Paper  18%
Variable Rate Demand Notes          41%


                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

31-89 days                          48%
90-180 days                         9%
Over 180 days                       3%
1-3 days                            40%

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                 ASSET ALLOCATION BY TYPE (AS A % OF NET ASSETS)

U.S. Treasury Bills                 57%
Repurchase Agreement                40%
U.S. Treasury Notes                 3%

YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------

YIELD AND MATURITY --
BURNHAM MONEY MARKET FUND
------------------------------------------------
 Daily yield                               2.41%
------------------------------------------------
 7-day effective yield                     2.33%
------------------------------------------------
 30-day effective yield                    2.26%
------------------------------------------------
 Weighted average days to maturity           20

AVERAGE ANNUAL RETURN --
BURNHAM MONEY MARKET FUND
------------------------------------------------
 One year                                  1.38%
------------------------------------------------
 Three years                               0.76%
------------------------------------------------
 Five years                                1.82%
------------------------------------------------
 Since inception                           2.37%

CUMULATIVE TOTAL RETURN --
BURNHAM MONEY MARKET FUND
------------------------------------------------
 One year                                  1.38%
------------------------------------------------
 Three years                               2.30%
------------------------------------------------
 Five years                                9.43%
------------------------------------------------
 Since inception                          15.52%

YIELD AND MATURITY -- BURNHAM
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------
 Daily yield                               2.12%
------------------------------------------------
 7-day effective yield                     2.34%
------------------------------------------------
 30-day effective yield                    2.32%
------------------------------------------------
 Weighted average days to maturity           22

AVERAGE ANNUAL RETURN -- BURNHAM
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------
 One year                                  1.40%
------------------------------------------------
 Three years                               0.79%
------------------------------------------------
 Five years                                1.81%
------------------------------------------------
 Since inception                           2.22%

CUMULATIVE TOTAL RETURN -- BURNHAM
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------
 One year                                  1.40%
------------------------------------------------
 Three years                               2.40%
------------------------------------------------
 Five years                                9.39%
------------------------------------------------
 Since inception                          13.38%

PERFORMANCE OVER
--------------------------------------------------------------------------------
   THE PAST SIX MONTHS

[GRAPHIC OMITTED]
ARROW UP
+0.94%
BURNHAM MONEY
MARKET FUND

[GRAPHIC OMITTED]
ARROW UP
+0.95%
BURNHAM U.S.
GOVERNMENT MONEY
MARKET FUND

THE BURNHAM MONEY MARKET FUND The Fund provided investors with an acceptable yield when measured against peers.

THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND The Fund provided investors with an acceptable yield when measured against peers.

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

BURNHAM MONEY MARKET FUND

01/01/05             1.46
01/02/05             1.45
01/03/05             1.45
01/04/05             1.45
01/05/05             1.45
01/06/05             1.46
01/07/05             1.47
01/08/05             1.47
01/09/05             1.48
01/10/05             1.48
01/11/05             1.48
01/12/05             1.48
01/13/05             1.48
01/14/05             1.48
01/15/05             1.48
01/16/05             1.49
01/17/05             1.49
01/18/05             1.49
01/19/05             1.49
01/20/05              1.5
01/21/05              1.5
01/22/05              1.5
01/23/05              1.5
01/24/05              1.5
01/25/05              1.5
01/26/05              1.5
01/27/05             1.51
01/28/05             1.52
01/29/05             1.53
01/30/05             1.54
01/31/05             1.55
02/01/05             1.57
02/02/05             1.57
02/03/05             1.58
02/04/05             1.59
02/05/05             1.59
02/06/05              1.6
02/07/05              1.6
02/08/05             1.61
02/09/05             1.62
02/10/05             1.63
02/11/05             1.64
02/12/05             1.64
02/13/05             1.65
02/14/05             1.66
02/15/05             1.66
02/16/05             1.66
02/17/05             1.67
02/18/05             1.67
02/19/05             1.68
02/20/05             1.69
02/21/05             1.69
02/22/05             1.69
02/23/05              1.7
02/24/05             1.71
02/25/05             1.72
02/26/05             1.73
02/27/05             1.73
02/28/05             1.74
03/01/05             1.75
03/02/05             1.75
03/03/05             1.75
03/04/05             1.75
03/05/05             1.75
03/06/05             1.74
03/07/05             1.74
03/08/05             1.74
03/09/05             1.74
03/10/05             1.74
03/11/05             1.74
03/12/05             1.75
03/13/05             1.75
03/14/05             1.76
03/15/05             1.77
03/16/05             1.78
03/17/05             1.79
03/18/05              1.8
03/19/05             1.82
03/20/05             1.83
03/21/05             1.85
03/22/05             1.85
03/23/05             1.86
03/24/05             1.87
03/25/05             1.89
03/26/05              1.9
03/27/05             1.91
03/28/05             1.92
03/29/05             1.93
03/30/05             1.94
03/31/05             1.95
04/01/05             1.96
04/02/05             1.97
04/03/05             1.97
04/04/05             1.97
04/05/05             1.97
04/06/05             1.97
04/07/05             1.97
04/08/05             1.97
04/09/05             1.97
04/10/05             1.97
04/11/05             1.97
04/12/05             1.97
04/13/05             1.98
04/14/05             1.98
04/15/05             1.99
04/16/05             1.99
04/17/05                2
04/18/05                2
04/19/05                2
04/20/05                2
04/21/05                2
04/22/05                2
04/23/05                2
04/24/05                2
04/25/05             2.01
04/26/05             2.01
04/27/05             2.01
04/28/05             2.02
04/29/05             2.03
04/30/05             2.04
05/01/05             2.05
05/02/05             2.05
05/03/05             2.06
05/04/05             2.06
05/05/05             2.06
05/06/05             2.06
05/07/05             2.06
05/08/05             2.06
05/09/05             2.07
05/10/05             2.08
05/11/05             2.09
05/12/05              2.1
05/13/05              2.1
05/14/05             2.11
05/15/05             2.12
05/16/05             2.13
05/17/05             2.13
05/18/05             2.13
05/19/05             2.14
05/20/05             2.13
05/21/05             2.13
05/22/05             2.13
05/23/05             2.13
05/24/05             2.13
05/25/05             2.13
05/26/05             2.14
05/27/05             2.14
05/28/05             2.14
05/29/05             2.15
05/30/05             2.14
05/31/05             2.15
06/01/05             2.15
06/02/05             2.15
06/03/05             2.15
06/04/05             2.15
06/05/05             2.15
06/06/05             2.15
06/07/05             2.16
06/08/05             2.16
06/09/05             2.16
06/10/05             2.18
06/11/05              2.2
06/12/05             2.21
06/13/05             2.23
06/14/05             2.24
06/15/05             2.26
06/16/05             2.28
06/17/05             2.28
06/18/05             2.29
06/19/05             2.29
06/20/05             2.29
06/21/05             2.29
06/22/05             2.29
06/23/05             2.29
06/24/05             2.29
06/25/05             2.29
06/26/05             2.29
06/27/05              2.3
06/28/05             2.31
06/29/05             2.32
06/30/05             2.33

                                [GRAPHIC OMITTED]
          [EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

1/1/05      1.33
1/2/05      1.28
1/3/05      1.25
1/4/05      1.23
1/5/05      1.23
1/6/05      1.25
1/7/05       1.3
1/8/05      1.35
1/9/05      1.39
1/10/05     1.41
1/11/05     1.42
1/12/05     1.44
1/13/05     1.45
1/14/05     1.45
1/15/05     1.46
1/16/05     1.46
1/17/05     1.47
1/18/05     1.49
1/19/05     1.49
1/20/05     1.48
1/21/05     1.47
1/22/05     1.47
1/23/05     1.46
1/24/05     1.48
1/25/05     1.47
1/26/05     1.48
1/27/05     1.49
1/28/05      1.5
1/29/05     1.52
1/30/05     1.53
1/31/05     1.55
2/1/05      1.58
2/2/05       1.6
2/3/05      1.62
2/4/05      1.65
2/5/05      1.67
2/6/05      1.69
2/7/05      1.69
2/8/05      1.69
2/9/05      1.69
2/10/05     1.69
2/11/05     1.69
2/12/05     1.69
2/13/05     1.68
2/14/05     1.69
2/15/05      1.7
2/16/05      1.7
2/17/05     1.71
2/18/05     1.72
2/19/05     1.72
2/20/05     1.73
2/21/05     1.73
2/22/05     1.74
2/23/05     1.75
2/24/05     1.76
2/25/05     1.76
2/26/05     1.77
2/27/05     1.78
2/28/05      1.8
3/1/05       1.8
3/2/05      1.79
3/3/05      1.78
3/4/05      1.77
3/5/05      1.76
3/6/05      1.75
3/7/05      1.74
3/8/05      1.74
3/9/05      1.74
3/10/05     1.74
3/11/05     1.75
3/12/05     1.75
3/13/05     1.75
3/14/05     1.75
3/15/05     1.77
3/16/05     1.77
3/17/05     1.78
3/18/05      1.8
3/19/05     1.82
3/20/05     1.84
3/21/05     1.86
3/22/05     1.86
3/23/05     1.88
3/24/05     1.88
3/25/05     1.88
3/26/05     1.88
3/27/05     1.88
3/28/05     1.89
3/29/05      1.9
3/30/05      1.9
3/31/05     1.92
4/1/05      1.92
4/2/05      1.93
4/3/05      1.94
4/4/05      1.94
4/5/05      1.95
4/6/05      1.96
4/7/05      1.97
4/8/05      1.97
4/9/05      1.98
4/10/05     1.98
4/11/05     1.98
4/12/05     1.98
4/13/05     1.99
4/14/05        2
4/15/05     2.02
4/16/05     2.04
4/17/05     2.06
4/18/05     2.07
4/19/05     2.07
4/20/05     2.07
4/21/05     2.06
4/22/05     2.04
4/23/05     2.02
4/24/05     2.01
4/25/05     2.01
4/26/05     2.01
4/27/05     2.02
4/28/05     2.04
4/29/05     2.07
4/30/05      2.1
5/1/05      2.14
5/2/05      2.16
5/3/05      2.19
5/4/05       2.2
5/5/05      2.22
5/6/05      2.22
5/7/05      2.22
5/8/05      2.22
5/9/05      2.22
5/10/05     2.22
5/11/05     2.22
5/12/05     2.22
5/13/05     2.23
5/14/05     2.23
5/15/05     2.23
5/16/05     2.23
5/17/05     2.24
5/18/05     2.24
5/19/05     2.25
5/20/05     2.25
5/21/05     2.25
5/22/05     2.26
5/23/05     2.25
5/24/05     2.25
5/25/05     2.25
5/26/05     2.24
5/27/05     2.24
5/28/05     2.23
5/29/05     2.23
5/30/05     2.23
5/31/05     2.24
6/1/05      2.25
6/2/05      2.26
6/3/05      2.27
6/4/05      2.28
6/5/05      2.29
6/6/05       2.3
6/7/05       2.3
6/8/05       2.3
6/9/05       2.3
6/10/05      2.3
6/11/05      2.3
6/12/05      2.3
6/13/05      2.3
6/14/05     2.31
6/15/05     2.31
6/16/05     2.31
6/17/05     2.32
6/18/05     2.33
6/19/05     2.34
6/20/05     2.35
6/21/05     2.35
6/22/05     2.34
6/23/05     2.35
6/24/05     2.34
6/25/05     2.34
6/26/05     2.33
6/27/05     2.33
6/28/05     2.34
6/29/05     2.37
6/30/05     2.34

      IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                                                           MONEY MARKET FUNDS 11

                                                                 THE
                                                                 FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION
--------------------------------------------------------------------------------

On these pages, you'll find some general background about Burnham Investors Trust (the "funds") as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The funds are part of Burnham Investors Trust, a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION

The following entities handle the funds' main activities:

  ADVISER/ADMINISTRATOR
  Burnham Asset Management Corporation
  1325 Avenue of the Americas
  New York, NY 10019

  MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

  DISTRIBUTOR
  Burnham Securities Incorporated
  1325 Avenue of the Americas
  New York, NY 10019

  UNDER THE FUNDS' (NON-MONEY MARKET FUNDS) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

  TRANSFER AGENT
  PFPC Inc.
  760 Moore Road
  King of Prussia, PA 19406

  HANDLES TRANSACTIONS IN FUND SHARES.

  CUSTODIAN
  Brown Brothers Harriman & Co.
  40 Water Street
  Boston, MA 02109

  HOLDS AND SETTLES THE FUNDS' SECURITIES.

  LEGAL COUNSEL
  Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109

  OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer share classes, as follows:

("MONEY MARKET FUNDS")
--------------------------------------------------------------------------------
o     ONE SHARE CLASS, WITHOUT REDEMPTION FEE

      BURNHAM MONEY MARKET FUND

      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
      (FORMERLY U.S. TREASURY MONEY MARKET FUND)

("NON-MONEY MARKET FUNDS")
--------------------------------------------------------------------------------
o THREE SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%, CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

      BURNHAM FUND*

      BURNHAM FINANCIAL SERVICES FUND*

o TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

      BURNHAM FINANCIAL INDUSTRIES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*After June 30, 2004, Class B shares are no longer offered. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Government Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


12 FINANCIAL PAGES

ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

      STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

      BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

      MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Government Money Market Fund value them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

      REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

      OPTIONS may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

SHORT SALES

Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING

Each fund (other than the money market funds) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations may be unreliable, a fund may value its securities by a method that the Trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS

The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES

The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


                                                              FINANCIAL PAGES 13

USE OF MANAGEMENT ESTIMATES

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2005). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

      RISKS NOT REFLECTED IN BALANCE SHEETS
      --------------------------------------------------------------------------

      EXCEPT FOR THE MONEY MARKET FUNDS, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.


14 FINANCIAL PAGES

Burnham Fund
--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  94.25%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY  12.91%
BROADCASTING & CABLE TV  1.09%
  o Comcast Corp., Class A                      40,000   $      1,228,000
                                                         -----------------
CONSUMER ELECTRONICS  1.07%
    Sony Corp., Sponsored ADR                   35,000          1,205,400
                                                         -----------------
DEPARTMENT STORES  1.33%
  o Sears Holdings Corp.                        10,000          1,498,700
                                                         -----------------
HOTELS, RESORTS & CRUISE LINES  5.21%
    Carnival Corp.                              20,000          1,091,000
    Royal Caribbean Cruises Ltd.                50,000          2,418,000
    Starwood Hotels & Resorts
    Worldwide, Inc.                             20,000          1,171,400
  o Wynn Resorts, Ltd.                          25,000          1,181,750
                                                         -----------------
                                                                5,862,150
                                                         -----------------
PUBLISHING  2.24%
    Dow Jones & Company, Inc.                   30,000          1,063,500
  o Martha Stewart Living
    Omnimedia, Inc.(7)                          50,000          1,459,000
                                                         -----------------
                                                                2,522,500
                                                         -----------------
RESTAURANTS    1.97%
    McDonald's Corp.                            80,000          2,220,000
                                                         -----------------
TOTAL CONSUMER DISCRETIONARY
 (COST: $13,985,265)                                           14,536,750
                                                         -----------------
CONSUMER STAPLES  14.63%
DISTELLERS & VINTNERS  1.61%
    Brown-Forman Corp., Class B                 30,000          1,813,800
                                                         -----------------
FOOD RETAIL  2.62%
    Whole Foods Market, Inc.                    25,000          2,957,500
                                                         -----------------
HYPERMARKETS & SUPER CENTERS  2.14%
    Wal-Mart Stores, Inc.                       50,000          2,410,000
                                                         -----------------
PERSONAL PRODUCTS  1.80%
    The Gillette Co.                            40,000          2,025,200
                                                         -----------------
SOFT DRINKS  3.59%
    PepsiCo, Inc.(7)                            75,000          4,044,750
                                                         -----------------
TOBACCO  2.87%
    Altria Group, Inc.                          50,000          3,233,000
                                                         -----------------
Total Consumer Staples
  (cost: $15,017,388)                                          16,484,250
                                                         -----------------
ENERGY  18.04%
INTEGRATED OIL & GAS  8.85%
    BP p.l.c. - Sponsored ADR                   40,000          2,495,200
    Exxon Mobil Corp.(7)                       130,000          7,471,100
                                                         -----------------
                                                                9,966,300
                                                         -----------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

OIL & GAS - EXPLORATION & PRODUCTION  3.21%
    Chesapeake Energy Corp.                     70,000   $      1,596,000
    Devon Energy Corp.                          40,000          2,027,200
                                                         -----------------
                                                                3,623,200
                                                         -----------------
OIL & GAS REFINING/MARKETING
& TRANSPORATATION  5.98%
  o Kinder Morgan Management LLC                63,773          2,933,542
    The Williams Companies, Inc.               200,000          3,800,000
                                                         -----------------
                                                                6,733,542
                                                         -----------------
Total Energy (cost: $9,876,822)                                20,323,042
                                                         -----------------
FINANCIAL SERVICES  19.14%
BANKS - REGIONAL  1.97%
    North Fork Bancorp., Inc.                   78,855          2,215,037
                                                         -----------------
CONSUMER FINANCE  4.73%
    American Express Co.                       100,000          5,323,000
                                                         -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES  6.21%
    Citigroup Inc.                              75,000          3,467,250
    JPMorgan Chase & Co.                       100,000          3,532,000
                                                         -----------------
                                                                6,999,250
                                                         -----------------
REAL ESTATE INVESTMENT TRUSTS  1.85%
    Archstone-Smith Trust                       40,000          1,544,800
    Fieldstone Investment Corp.(a)              37,500            540,000
                                                         -----------------
                                                                2,084,800
                                                         -----------------
SAVINGS AND LOAN COMPANIES - REGIONAL  4.38%
    Hudson City Bancorp, Inc.                  100,000          1,141,000
    Sovereign Bancorp, Inc.(7)                 170,000          3,797,800
                                                         -----------------
                                                                4,938,800
                                                         -----------------
TOTAL FINANCIAL SERVICES
 (COST: $15,756,205)                                           21,560,887
                                                         -----------------
HEALTH CARE  8.76%
BIOTECHNOLOGY  1.07%
  o Amgen Inc.                                  20,000          1,209,200
                                                         -----------------
MANAGED HEALTH CARE  1.85%
    UnitedHealth Group Inc.                     40,000          2,085,600
                                                         -----------------
PHARMACEUTICALS  5.84%
    Johnson & Johnson                           30,000          1,950,000
    Pfizer Inc.                                 50,000          1,379,000
    Sanofi-Aventis - Sponsored ADR              50,000          2,049,500
  o Sepracor Inc.                               20,000          1,200,200
                                                         -----------------
                                                                6,578,700
                                                         -----------------
TOTAL HEALTH CARE (COST: $8,419,643)                            9,873,500
                                                         -----------------
INDUSTRIALS  3.90%
INDUSTRIAL CONGLOMERATES  3.08%
    General Electric Co.                       100,000          3,465,000
                                                         -----------------
RAILROADS  0.82%
    Norfolk Southern Corp.                      30,000            928,800
                                                         -----------------
TOTAL INDUSTRIALS (COST: $3,656,378)                            4,393,800
                                                         -----------------


SEE NOTES TO FINANCIAL STATEMENTS                                BURNHAM FUND 15

Burnham Fund CONTINUED
--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  CONTINUED
INFORMATION TECHNOLOGY  12.31%

COMMUNICATIONS EQUIPMENT  1.27%
  o Cisco Systems, Inc.                         75,000   $      1,433,250
                                                         -----------------
  COMPUTER - HARDWARE  4.39%
  o Dell Inc.                                   50,000          1,975,500
    International Business Machines Corp.       40,000          2,968,000
                                                         -----------------
                                                                4,943,500
                                                         -----------------
INTERNET SOFTWARE & SERVICES  3.84%
  o Google Inc., Class A                        10,000          2,941,500
  o Yahoo! Inc.                                 40,000          1,386,000
                                                         -----------------
                                                                4,327,500
                                                         -----------------
SEMICONDUCTORS  1.16%
    Intel Corp.(7)                              50,000          1,303,000
                                                         -----------------
SYSTEMS SOFTWARE  1.65%
    Microsoft Corp.                             75,000          1,863,000
                                                         -----------------
TOTAL INFORMATION TECHNOLOGY
  (COST: $12,344,044)                                          13,870,250
                                                         -----------------
TELECOMMUNICATIONS SERVICES  0.77%
INTEGRATED TELECOMMUNICATIONS SERVICES  0.77%
    Verizon Communications Inc.                 25,000            863,750
                                                         -----------------
TOTAL TELECOMMUNICATIONS SERVICES
  (COST: $988,250)                                                863,750
                                                         -----------------
UTILITIES  3.79%
GAS UTILITIES  1.42%
  o Southern Union Co.                          65,000          1,595,750
                                                         -----------------
INDIVIDUAL POWER PRODUCERS
& ENERGY TRADERS  1.74%
  o AES Corp.                                  120,000          1,965,600
                                                         -----------------
MULTI-UTILITIES  0.63%
    MDU Resources Group, Inc.                   25,000            704,250
                                                         -----------------
TOTAL UTILITIES (COST: $3,448,924)                              4,265,600
                                                         -----------------
TOTAL COMMON STOCKS (COST: $83,492,919)                       106,171,829
                                                         -----------------

CONVERTIBLE PREFERRED STOCK  0.72%
CONSUMER DISCRETIONARY  0.72%
AUTO MANUFACTURERS  0.72%
    Ford Motor Co. Capital Trust II
    6.5% Cumulative Convertible Trust
    Preferred Securities                        20,000            806,600
                                                         -----------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST: $844,000)                806,600
                                                         -----------------

                                             FACE
                                            VALUE             VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  5.21%

CERTIFICATE OF DEPOSIT  0.02%
    Hudson City Savings Bank
    2.96%, 1/22/06                      $       20,000   $         20,000
                                                         -----------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $20,000)                       20,000
                                                         -----------------
DISCOUNTED COMMERCIAL PAPER  5.03%
    LaSalle Bank Corp.
    3.18%, 7/05/05                           5,674,000          5,671,995
                                                         -----------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $5,671,995)                                             5,671,995
                                                         -----------------
TIME DEPOSIT  0.16%
    Brown Brothers Harriman & Co.
    2.70%, 7/01/05                             175,744            175,744
                                                         -----------------
TOTAL TIME DEPOSIT (COST: $175,744)                               175,744
                                                         -----------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $5,867,739)                                             5,867,739
                                                         -----------------

--------------------------------------------------------------------------
  TOTAL INVESTMENTS 100.18%
  (COST $90,204,658)                                     $    112,846,168

  CALL OPTIONS WRITTEN (0.24)%
  (PREMIUMS RECEIVED $259,621)                                   (265,500)

  CASH AND OTHER ASSETS, LESS LIABILITIES 0.06%                    63,706
                                                         -----------------

  NET ASSETS  100.00%                                    $    112,644,374
                                                         =================

--------------------------------------------------------------------------


16 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                          CONTRACTS           VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  (0.24)%

    Exxon Mobil Corp. Call
      @ 55 due Jul 05                              300   $        (82,500)
                                                         -----------------
    Intel Corp. Call
      @ 25 due Jul 05                              500            (57,500)
                                                         -----------------
    Martha Stewart Living Omnimedia, Inc.
      Call @ 25 due Dec 05                         200           (106,000)
                                                         -----------------
    PepsiCo, Inc. Call
      @ 55 due Jul 05                              150             (4,500)
                                                         -----------------
    Sovereign Bancorp, Inc. Call
      @ 22.5 due Jul 05                            500            (15,000)
                                                         -----------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $259,621)                           $       (265,500)
                                                         =================

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------

   THE TAX COST OF THE FUND AT JUNE 30, 2005, BASED ON SECURITIES OWNED WAS $90,204,658. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $24,109,044 AND $(1,467,534), RESPECTIVELY.

o   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.
ADR - American Depository Receipt.
a SECURITY DEEMED TO BE ILLIQUID UNDER PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.


SEE NOTES TO FINANCIAL STATEMENTS                                BURNHAM FUND 17

BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  90.88%
(PERCENTAGE OF NET ASSETS)

BANKS  35.90%
BANKS - REGIONAL  31.81%
    Alliance Financial Corp.(a)                 51,000   $      1,593,240
    Amegy Bancorp Inc.                           6,000            134,280
    Bancorp Rhode Island, Inc.(a)              128,350          4,697,610
  o Bancshares of Florida, Inc.                 17,650            300,050
    Bank Mutual Corp.                          432,559          4,784,103
    BB&T Corp.                                  50,000          1,998,500
    Bridge Street Financial, Inc.(a),(12)      125,000          2,200,000
  o Cardinal Financial Corp.                    81,200            762,468
    Centennial Financial Corp.(b),(13)         750,000          7,875,000
  o Connecticut Bank & Trust Co.(a),(b)        129,700          1,595,310
  o Greenville First Bancshares, Inc.(a)        63,571          1,303,205
    Interchange Financial Services Corp.        83,500          1,532,225
  o Millennium Bankshares Corp.                  3,600             25,740
    North Fork Bancorp., Inc.(7)               343,517          9,649,393
    Preferred Bank                              40,700          1,615,790
  o SNB Bancshares, Inc.(a)                    453,000          4,983,000
    Sterling Bancorp                            78,000          1,665,300
    Sterling Bancshares, Inc.                   60,000            933,600
    SunTrust Banks, Inc.(7)                     25,000          1,806,000
    U.S.B. Holding Co., Inc.(a)                324,585          7,595,289
  o Western Alliance Bancorp                    32,250            819,150
                                                         -----------------
                                                               57,869,253
                                                         -----------------
DIVERSIFIED BANKS  4.09%
    Bank of America Corp.(7)                   100,000          4,561,000
    Comerica Inc.(7)                            50,000          2,890,000
                                                         -----------------
                                                                7,451,000
                                                         -----------------
TOTAL BANKS (COST: $58,590,835)                                65,320,253
                                                         -----------------
DIVERSIFIED FINANCIALS  17.15%
CONSUMER FINANCE  0.40%
  o Metris Companies Inc.                       50,000            723,000
                                                         -----------------
INVESTMENT BANKING & BROKERAGE  3.07%
    Merrill Lynch & Co., Inc.(7)                30,000          1,650,300
    Morgan Stanley(7)                           75,000          3,935,250
                                                         -----------------
                                                                5,585,550
                                                         -----------------
INVESTMENT MANAGEMENT  1.96%
    Ares Capital Corp.                         200,000          3,566,000
                                                         -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.80%
    Citigroup Inc.(7)                          130,200          6,019,146
    JPMorgan Chase & Co.(7)                    180,000          6,357,600
                                                         -----------------
                                                               12,376,746
                                                         -----------------
REAL ESTATE INVESTMENT TRUSTS  4.23%
    Fieldstone Investment Corp.(a)             210,700          3,034,080
    MortgageIT Holdings, Inc.                  255,000          4,653,750
                                                         -----------------
                                                                7,687,830
                                                         -----------------
SPECIALIZED FINANCE 0.55%
    Technology Investment Capital Corp.         68,250          1,010,100
                                                         -----------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

UNREGISTERED INVESTMENT COMPANY  0.14%
    Peregrine Holdings Ltd.(a),(b),(12),(13)   250,000   $        247,975
                                                         -----------------
TOTAL DIVERSIFIED FINANCIALS (COST: $31,024,974)               31,197,201
                                                         -----------------
SAVINGS AND LOAN COMPANIES  37.83%
SAVINGS AND LOAN COMPANIES --
REGIONAL  37.83%
    Astoria Financial Corp.                     60,000          1,708,200
    Central Bancorp, Inc.(a),(12)              113,100          2,927,028
    Charter Financial Corp.(a)                 121,200          4,234,728
    Citizens South Banking Corp., Inc.(a)      282,050          3,579,214
    Dime Community Bancshares, Inc.            502,150          7,632,680
    Hudson City Bancorp Inc.(7)              1,281,215         14,618,665
    Northwest Bancorp, Inc.                    137,476          2,922,740
    People's Bank                              300,000          9,072,000
    Sound Federal Bancorp, Inc.                100,000          1,616,000
    Sovereign Bancorp, Inc.(7)                 638,244         14,258,371
    Webster Financial Corp.(7)                 100,000          4,669,000
    Willow Grove Bancorp, Inc.                 109,030          1,598,380
                                                         -----------------
TOTAL SAVINGS AND LOAN COMPANIES
  (COST: $62,718,475)                                          68,837,006
                                                         -----------------
TOTAL COMMON STOCKS (COST: $152,334,284)                      165,354,460
                                                         -----------------

                                             FACE
                                            VALUE
                                        --------------

SHORT-TERM INSTRUMENTS  12.49%

CERTIFICATE OF DEPOSIT  0.01%
    Hudson City Savings Bank
    2.96%, 1/22/06                      $       20,000             20,000
                                                         -----------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $20,000)                       20,000
                                                         -----------------
DISCOUNTED COMMERCIAL PAPER 12.48%
    American Express Credit Corp.
    3.08%, 7/07/05                           2,402,000          2,400,707
    General Electric Capital Corp.
    3.10%, 7/06/05                           9,000,000          8,996,125
    Lasalle Bank Corp.
    3.18%, 7/05/05                           9,121,000          9,117,777
    Prudential Funding, LLC
    3.10%, 7/05/05                           2,189,000          2,188,246
                                                         -----------------
TOTAL DISCOUNTED COMMERCIAL PAPER
  (COST: $22,702,855)                                          22,702,855
                                                         -----------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $22,722,855)               22,722,855
                                                         -----------------


18 FINANCIAL SERVICES FUND                     SEE NOTES TO FINANCIAL STATEMENTS

  PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                          CONTRACTS           VALUE
--------------------------------------------------------------------------------

CALL OPTIONS PURCHASED  0.02%

    Amegy Bancorp Calls
      @ 22.50 due Jul 05                           250   $         18,750
      @ 22.50 due Aug 05                           250             22,500
                                                         -----------------
                                                                   41,250
                                                         -----------------
TOTAL CALL OPTIONS PURCHASED
  (PREMIUMS PAID: $31,800)                                         41,250
                                                         =================

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS 103.39%
  (COST $175,088,939)                                    $    188,118,565

  CALL OPTIONS WRITTEN (0.36)%
  (PREMIUMS RECEIVED $856,074)                                   (658,660)

  LIABILITIES, LESS CASH AND OTHER ASSETS (3.03)%              (5,521,824)
                                                         -----------------

  NET ASSETS  100.00%                                    $     181,938,081
                                                         =================

--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  (0.36)%

    Bank of America Corp. Calls
      @ 47.5 due Nov 05                            500   $        (42,500)
      @ 50 due Jan 06                              500           (137,500)
                                                         -----------------
                                                                 (180,000)
                                                         -----------------
    Citigroup Inc. Calls
      @ 50 due Sep 05                              500             (7,500)
      @ 55 due Sep 05                                2                (10)
      @ 55 due Jan 06                              800             (8,000)
                                                         -----------------
                                                                  (15,510)
                                                         -----------------
    Comerica Inc. Calls
      @ 60 due Jul 05                              300             (1,500)
      @ 60 due Oct 05                              100            (13,500)
                                                         -----------------
                                                                  (15,000)
                                                         -----------------
    Hudson City Bancorp, Inc. Calls
      @ 35 due Oct 05                              200            (40,000)
      @ 40 due Oct 05                              155             (6,975)
                                                         -----------------
                                                                  (46,975)
                                                         -----------------
    JPMorgan Chase & Co. Calls
      @ 37.5 due Sep 05                            100             (2,500)
      @ 40 due Sep 05                              200             (2,000)
      @ 40 due Jan 06                              750            (18,750)
                                                         -----------------
                                                                  (23,250)
                                                         -----------------
    Merrill Lynch & Co., Inc. Calls
      @ 65 due Jul 05                              150               (750)
      @ 70 due Jul 05                              150               (450)
                                                         -----------------
                                                                   (1,200)
                                                         -----------------

                                          NUMBER OF
                                          CONTRACTS           VALUE
--------------------------------------------------------------------------------

    Morgan Stanley Calls
      @ 55 due Oct 05                               50   $         (8,000)
      @ 60 due Jul 05                              150               (750)
      @ 65 due Jul 05                              150               (750)
      @ 70 due Jan 06                              100             (2,500)
                                                         -----------------
                                                                  (12,000)
                                                         -----------------
    North Fork Bancorp., Inc. Calls
      @ 27.5 due Nov 05                            200            (43,000)
      @ 30 due Nov 05                              600            (66,000)
      @ 30 due Jan 06                              200            (72,000)
      @ 32.5 due Aug 05                            200             (2,000)
                                                         -----------------
                                                                 (183,000)
                                                         -----------------
    Sovereign Bancorp, Inc. Calls
      @ 22.5 due Jul 05                             20               (600)
      @ 22.5 due Jan 06                            435            (63,075)
      @ 25 due Jul 05                               60               (300)
      @ 25 due Jan 06                            1,400            (77,000)
                                                         -----------------
                                                                 (140,975)
                                                         -----------------
    SunTrust Banks, Inc. Call
      @ 75 due Oct 05                              250            (40,000)
                                                         -----------------
    Webster Financial Corp. Call
      @ 50 due Jul 05                              150               (750)
                                                         -----------------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED: $856,074)                          $       (658,660)
                                                         =================

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------

   THE TAX COST OF THE FUND AT JUNE 30, 2005, BASED ON SECURITIES OWNED WAS $175,088,939. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $16,037,045 AND $(3,007,419), RESPECTIVELY.

o   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a) SECURITY DEEMED TO BE ILLIQUID UNDER PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.

(b) INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS 9,718,285, REPRESENTING 5.34% OF NET ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS                     FINANCIAL SERVICES FUND 19

BURNHAM FINANCIAL INDUSTRIES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 80.82%
(PERCENTAGE OF NET ASSETS)

BANKS  33.25%
BANKS - REGIONAL 18.11%
    BB&T Corp.(7)                               40,000   $      1,598,800
    FirstMerit Corp.                            15,000            391,650
    Hudson United Bancorp(7)                    25,000            902,500
    Huntington Bancshares Inc.(7)               15,000            362,100
    North Fork Bancorp., Inc.(7)                50,000          1,404,500
    SunTrust Banks, Inc.(7)                     10,000            722,400
                                                         -----------------
                                                                5,381,950
                                                         -----------------
DIVERSIFIED BANKS 15.14%
    Bank of America Corp.(7)                    35,000          1,596,350
    Comerica Inc.(7)                            25,000          1,445,000
    U.S. Bancorp(7)                             50,000          1,460,000
                                                         -----------------
                                                                4,501,350
                                                         -----------------
Total Banks (cost: $9,800,579)                                  9,883,300
                                                         -----------------
DIVERSIFIED FINANCIALS 18.30%
INVESTMENT BANKING & BROKERAGE 9.48%
    Merrill Lynch & Co., Inc.(7)                25,000          1,375,250
    Morgan Stanley(7)                           27,500          1,442,925
                                                         -----------------
                                                                2,818,175
                                                         -----------------
OTHER DIVERSIFIED FINANCIAL
SERVICES 8.82%
    Citigroup Inc.(7)                           30,000          1,386,900
    JPMorgan Chase & Co.(7)                     35,000          1,236,200
                                                         -----------------
                                                                2,623,100
                                                         -----------------
TOTAL DIVERSIFIED FINANCIALS (COST: $5,537,108)                 5,441,275
                                                         -----------------
SAVINGS AND LOAN COMPANIES 29.27%

SAVINGS AND LOAN COMPANIES
- REGIONAL 29.27%
    Astoria Financial Corp.                      3,000             85,410
    Hudson City Bancorp Inc.+                  375,002          4,278,773
    People's Bank+                              50,000          1,512,000
    Sovereign Bancorp, Inc.(7)                  95,000          2,122,300
    Webster Financial Corp.(7) +                15,000            700,350
                                                         -----------------
TOTAL SAVINGS AND LOAN COMPANIES
 (COST: $7,855,770)                                             8,698,833
                                                         -----------------
TOTAL COMMON STOCKS (COST: $23,193,457)                        24,023,408
                                                         -----------------

                                          NUMBER OF
                                            SHARES            VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS 20.29%

CERTIFICATE OF DEPOSIT 0.07%
    Hudson City Savings Bank
    2.96%, 1/22/06                      $       20,000   $         20,000
                                                         -----------------
TOTAL CERTIFICATE OF DEPOSIT
 (COST: $20,000)                                                   20,000
                                                         -----------------
DISCOUNTED COMMERCIAL PAPER 20.03%
    American Express Credit Corp.
    3.08%, 7/07/05                           1,494,000          1,493,228
    General Electric Capital Corp.
    3.10%, 7/06/05                           1,485,000          1,484,361
    Lasalle Bank Corp.
    3.18%, 7/05/05                           1,492,000          1,491,473
    Prudential Funding LLC
    3.10%, 7/05/05                           1,485,000          1,484,488
                                                         -----------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $5,953,550)                                             5,953,550
                                                         -----------------
TIME DEPOSIT  0.19%
  Brown Brothers Harriman & Co.
  2.70%, 7/01/05                                56,752             56,752
                                                         -----------------
TOTAL TIME DEPOSIT
 (COST: $56,752)                                                   56,752
                                                         -----------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $6,030,302)                                             6,030,302
                                                         -----------------

--------------------------------------------------------------------------
  TOTAL INVESTMENTS 101.11% (COST $29,223,759)           $     30,053,710
  SHORT SALES (11.02)%

  (PROCEEDS $3,138,375)                                        (3,276,900)
  CALL OPTIONS WRITTEN (0.86)%

  (PREMIUMS RECEIVED $356,944)                                   (255,225)

  CASH AND OTHER ASSETS, LESS LIABILITIES 10.77%                3,202,070
                                                         -----------------

  NET ASSETS  100.00%                                    $     29,723,655
                                                         =================

--------------------------------------------------------------------------


20 FINANCIAL INDUSTRIES FUND                   SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL INDUSTRIES FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (Continued) AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                          NUMBER OF
                                          CONTRACTS           VALUE
--------------------------------------------------------------------------------

SHORT SALES  (11.02)%

    Golden West Financial Corp.                 25,000   $     (1,609,500)
    M & T Bank Corp.                            10,000         (1,051,600)
    Wells Fargo & Co.                           10,000           (615,800)
                                                         -----------------
TOTAL SHORT SALES (PROCEEDS: $3,138,375)                       (3,276,900)
                                                         -----------------

                                          NUMBER OF
                                          CONTRACTS
                                        --------------

CALL OPTIONS WRITTEN  (0.86)%

  Bank of America Corp. Calls
    @ 47.5 due Nov 05                              160            (13,600)
    @ 47.5 due Jan 06                              100            (11,500)
    @ 50 due Jan 06                                 40            (11,000)
                                                         -----------------
                                                                  (36,100)
                                                         -----------------
  BB&T Corp. Calls
    @ 42.5 due Sep 05                              100             (3,000)
    @ 42.5 due Dec 05                              150             (9,750)
                                                         -----------------
                                                                  (12,750)
                                                         -----------------
  Citigroup Inc. Calls
    @ 50 due Sep 05                                 20               (300)
    @ 50 due Jan 06                                100             (7,000)
    @ 55 due Jan 06                                180             (1,800)
                                                         -----------------
                                                                   (9,100)
                                                         -----------------
  Comerica Inc. Calls
    @ 60 due Jul 05                                150               (750)
    @ 60 due Oct 05                                 50             (6,750)
                                                         -----------------
                                                                   (7,500)
                                                         -----------------
  Hudson United Bancorp Call
    @ 35 due Oct 05                                125            (25,000)
                                                         -----------------
  Huntington Bancshares, Inc. Call
    @ 25 due Jul 05                                 75               (375)
                                                         -----------------
  JPMorgan Chase & Co. Calls
    @ 37.5 due Sep 05                               50             (1,250)
    @ 40 due Sep 05                                100             (1,000)
    @ 40 due Jan 06                                100             (2,500)
                                                         -----------------
                                                                   (4,750)
                                                         -----------------
  Merrill Lynch & Co., Inc. Calls
    @ 60 due Jan 06                                 80            (12,000)
    @ 65 due Jul 05                                 75               (375)
    @ 65 due Jan 06                                 20             (1,100)
    @ 70 due Jul 05                                 75               (225)
                                                         -----------------
                                                                  (13,700)
                                                         -----------------
  Morgan Stanley Calls
    @ 55 due Oct 05                                 25             (4,000)
    @ 60 due Jul 05                                 75               (375)
    @ 65 due Jul 05                                 75               (375)
    @ 65 due Jan 06                                 50             (2,500)
    @ 70 due Jan 06                                 50             (1,250)
                                                         -----------------
                                                                   (8,500)
                                                         -----------------

                                          NUMBER OF
                                          CONTRACTS           VALUE
--------------------------------------------------------------------------------

  North Fork Bancorp., Inc. Calls
    @ 30 due Nov 05                                150   $        (16,500)
    @ 30 due Jan 06                                100            (36,000)
                                                         -----------------
                                                                  (52,500)
                                                         -----------------
  Sovereign Bancorp, Inc. Calls
    @ 22.5 due Jul 05                               10               (300)
    @ 22.5 due Jan 06                              220            (31,900)
    @ 25 due Jan 06                                350            (19,250)
                                                         -----------------
                                                                  (51,450)
                                                         -----------------
  SunTrust Banks, Inc. Calls
    @ 75 due Oct 05                                 50             (8,000)
    @ 80 due Jan 06                                 50             (2,250)
                                                         -----------------
                                                                  (10,250)
                                                         -----------------
  U.S. Bancorp Calls
    @ 30 due Sep 05                                100             (5,000)
    @ 30 due Jan 06                                150            (16,500)
    @ 32.5 due Sep 05                              150             (1,500)
                                                         -----------------
                                                                  (23,000)
                                                         -----------------
  Webster Financial Corp. Call
    @ 50 due Jul 05                                 50               (250)
                                                         -----------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $356,944)                           $       (255,225)
                                                         =================

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT JUNE 30, 2005, BASED ON SECURITIES OWNED WAS $29,223,759. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $1,013,726 AND $(183,775), RESPECTIVELY.

+     SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD
      SHORT.


SEE NOTES TO FINANCIAL STATEMENTS                   FINANCIAL INDUSTRIES FUND 21

BURNHAM MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                             FACE
                                            VALUE             VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS 99.74%
(PERCENTAGE OF NET ASSETS)

DISCOUNTED COMMERCIAL PAPER 15.13%
    Lockhart Funding L.L.C.
    3.11%, 7/06/05                      $    1,000,000   $        999,568
    Sigma Finance Corp.
    2.98%, 8/18/05                           2,200,000          2,191,259
                                                         -----------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $3,190,827)                                             3,190,827
                                                         -----------------
FLOATING RATE NOTE** 9.49%
    Fifth Third Bank(a),(13)
    3.26%, 4/21/06                           2,000,000          2,000,000
                                                         -----------------
TOTAL FLOATING RATE NOTE
(COST: $2,000,000)                                              2,000,000
                                                         -----------------
TAXABLE MUNICIPAL COMMERCIAL PAPER
18.12%
    Johns Hopkins University
    3.10%, 7/06/05                           1,000,000          1,000,000
    Michigan State, General Obligation
    Bonds, Environmental Program,
    Series 20
    2.59%, 10/19/05                          1,500,000          1,500,000
    Tennessee School Board Authority
    3.07%, 7/06/05                           1,320,000          1,320,000
                                                         -----------------
TOTAL TAXABLE MUNICIPAL COMMERCIAL PAPER
 (COST: $3,820,000)                                             3,820,000
                                                         -----------------
VARIABLE RATE DEMAND NOTES** 40.55%
    Camcairn I, L.L.C.
    (LOC: Firstar Bank)
    3.39%, 10/01/21                          1,900,000          1,900,000
    Illinois Development Finance
    Authority (Harbortown)
    (LOC: LaSalle Bank, N.A.)
    3.41%, 12/01/20                          1,200,000          1,200,000
    Lee County, Florida Housing
    Finance Authority (LOC: SunTrust)
    3.43%, 6/01/14                             700,000            700,000
    Manatee County, Florida Housing
    Finance Authority (LOC: SunTrust)
    3.44%, 11/01/33                          1,025,000          1,025,000
    Montgomery County Kentucky
    (LOC: Bank of America)
    3.35%, 8/01/06                             605,000            605,000
    Ordeal Properties, L.L.C, Note,
    (LOC: Key Bank, N.A.)
    3.38%, 10/01/12                          1,405,000          1,405,000
    Shepherd Capital, L.L.C.,
    (LOC: First of America)
    3.46%, 9/15/47                             915,000            915,000
    The Wilmington Iron & Metal Co., Notes,
    (LOC: JPMorgan Chase & Co.)
    3.30%, 8/01/14                             800,000            800,000
                                                         -----------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST: $8,550,000)                                             8,550,000
                                                         -----------------

                                             FACE
                                            VALUE             VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT 16.13%
    Citigroup Global Markets
    (collateralized by $3,450,706
    GNMA, 6.50% due 9/15/34,
    delivery value $3,468,000)
    3.30%, 7/01/05                      $    3,400,000   $      3,400,000
                                                         -----------------
TOTAL REPURCHASE AGREEMENT
 (COST: $3,400,000)                                             3,400,000
                                                         -----------------
TIME DEPOSIT  0.32%
    Brown Brothers Harriman & Co
    2.70%, 7/01/05                              66,629             66,629
                                                         -----------------
TOTAL TIME DEPOSIT (COST: $66,629)                                 66,629
                                                         -----------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $21,027,456)                                           21,027,456
                                                         -----------------

--------------------------------------------------------------------------
  TOTAL INVESTMENTS 99.74%
  (COST $21,027,456)*                                    $     21,027,456

  CASH AND OTHER ASSETS, LESS LIABILITIES 0.26%                    54,910
                                                         -----------------

  NET ASSETS  100.00%                                    $     21,082,366
                                                         =================

--------------------------------------------------------------------------

*   AGGREGATE COST FOR FEDERAL TAX PURPOSES.

** THE INTEREST RATES DISCLOSED FOR VARIABLE DEMAND NOTES AND FLOATING RATE NOTE ARE THE CURRENT RATES IN EFFECT AT JUNE 30, 2005.

(a) SECURITY IS EXEMPT FROM REGISTRATION PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


22 MONEY MARKET FUND                           SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                             FACE
                                            VALUE             VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  100.10%
(PERCENTAGE OF NET ASSETS)
U.S. TREASURY OBLIGATIONS  59.90%
    U.S. Treasury Bills
    2.27%, 7/07/05                      $  100,000,000   $     99,955,833
    3.14%, 10/13/05                         10,000,000          9,911,600
    3.09%, 11/03/05                         10,000,000          9,892,709
    U.S. Treasury Notes
    1.63%, 2/28/06                           6,000,000          5,945,039
                                                         -----------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST: $125,705,181)                                         125,705,181
                                                         -----------------
REPURCHASE AGREEMENTS 40.17%
    Citigroup Global Markets
    (collateralized by $37,603,204
    GNMA, 4.50% due 1/20/32,
    delivery value $37,704,000)
    3.30%, 7/01/05                          37,000,000         37,000,000
    Goldman Sachs
    (collateralized by $47,630,773
    GNMA 4.25% and 6.25%
    due 8/15/14 and 5/15/30
    respectively, delivery value
    $48,246,771)
    2.79%, 7/01/05                          47,300,000         47,300,000
                                                         -----------------
TOTAL REPURCHASE AGREEMENTS
 (COST: $84,300,000)                                           84,300,000
                                                         -----------------
TIME DEPOSIT  0.03%
    Brown Brothers Harriman & Co.
    2.70%, 7/01/05                              75,292             75,292
                                                         -----------------
TOTAL TIME DEPOSIT (COST: $75,292)                                 75,292
                                                         -----------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $210,080,473)                                         210,080,473
                                                         -----------------

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS 100.10%
  (COST $210,080,473)*                                   $    210,080,473

  LIABILITIES, LESS CASH AND OTHER ASSETS (0.10)%                (212,640)
                                                         -----------------

  NET ASSETS  100.00%                                    $    209,867,833
                                                         =================

*   AGGREGATE COST FOR FEDERAL TAX PURPOSES.


SEE NOTES TO FINANCIAL STATEMENTS           U.S. GOVERNMENT MONEY MARKET FUND 23

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES AS OF JUNE 30, 2005 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        BURNHAM         BURNHAM       BURNHAM         BURNHAM
                                                         BURNHAM       FINANCIAL       FINANCIAL    MONEY MARKET  U.S. GOVERNMENT
                                                           FUND      SERVICES FUND  INDUSTRIES FUND     FUND      MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
      Investments at Cost of Unaffiliated Securities   $ 90,204,658  $ 169,719,012  $   29,223,759  $ 17,627,456  $     125,780,473
      Investments at Cost of Affiliated Securities(12)           --      5,369,927              --            --                 --
      Repurchase agreements                                      --             --              --     3,400,000         84,300,000
      Net unrealized appreciation                        22,641,510     13,029,626         829,951            --                 --
                                                       -----------------------------------------------------------------------------
      Total investments at value                        112,846,168    188,118,565      30,053,710    21,027,456        210,080,473
   Cash in bank                                               5,969             --         326,939        11,352              7,885
   Dividends and interest receivable                        118,827        290,299          42,632        67,596             40,811
   Receivable for capital stock sold                          1,910        403,318          53,081            --                 --
   Receivable for investments sold                        1,506,164      7,301,599       3,318,667            --                 --
   Receivable from investment advisor (5)                        --         10,494          33,631        18,634                 --
   Prepaid expenses                                          42,144         89,431          24,937        15,080             99,270
   Miscellaneous receivable                                   4,464          1,195              --            --                 --
                                                       -----------------------------------------------------------------------------
   Total assets                                         114,525,646    196,214,901      33,853,597    21,140,118        210,228,439
                                                       -----------------------------------------------------------------------------
LIABILITIES
   Payable for dividend declared                                 --             --              --        21,416            203,999
   Payable for short sale dividends                              --             --          15,900            --                 --
   Bank overdraft                                                --        187,670              --            --                 --
   Payable for fund shares purchased                        184,125        561,037          61,462         3,881                 --
   Payable for investments purchased                      1,300,130     12,524,798         461,000            --                 --
   Short sales at value**                                        --             --       3,276,900            --                 --
   Options written at value* (6)                            265,500        658,660         255,225            --                 --
   Payable for auditing fees                                 13,879         21,707           4,513         3,297             18,108
   Payable for administration fees (1)                       14,160         20,810           3,975         2,879             25,130
   Payable for investment advisory fees (2)                  54,950        101,773          18,582         7,111             70,432
   Payable for distribution fees and service fees (3)        26,268         54,900           9,216            --                 --
   Payable for printing fees                                    991         94,943           6,590         6,307             18,948
   Payable for transfer agent fees                           19,790         37,300           5,687         4,016              6,463
   Accrued expenses and other payables                        1,479         13,222          10,892         8,845             17,526
                                                       -----------------------------------------------------------------------------
   Total liabilities                                      1,881,272     14,276,820       4,129,942        57,752            360,606
                                                       -----------------------------------------------------------------------------
NET ASSETS                                             $112,644,374  $ 181,938,081  $   29,723,655  $ 21,082,366  $     209,867,833
                                                       =============================================================================
ANALYSIS OF NET ASSETS(8)
BY SOURCE:
   Par value                                           $    430,858  $     846,274  $      255,265  $  2,108,257  $      20,986,783
   Capital paid in                                       83,778,392    159,318,472      26,997,811    18,974,109        188,881,050
   Accumulated undistributed net investment income          162,350        915,324          78,672            --                 --
   Accumulated net realized gain on investments           5,637,143      7,630,971       1,598,762            --                 --
   Net unrealized appreciation of
      investments, written options and short sales       22,635,631     13,227,040         793,145            --                 --
                                                       -----------------------------------------------------------------------------

NET ASSETS                                             $112,644,374  $ 181,938,081  $   29,723,655  $ 21,082,366  $     209,867,833
                                                       =============================================================================

BY SHARE CLASS:
   NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                            $109,818,428  $ 148,491,268  $   25,992,495  $ 21,082,366  $     209,867,833
   Class B:                                            $  2,817,613  $  33,416,747  $           --  $         --  $              --
   Class C:                                            $      8,333  $      30,066  $    3,731,160  $         --  $              --
   NAV4 (PAR VALUE $0.10 PER SHARE)
   ---------------------------------------------------------------------------------------------------------------------------------

   Class A:                                            $      26.14  $       21.66  $        11.66  $       1.00  $            1.00
   Class B:                                            $      26.39  $       20.81  $           --  $         --  $              --
   Class C:                                            $      25.94  $       21.62  $        11.57  $         --  $              --
   CAPITAL SHARES OUTSTANDING(9)
   (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                               4,201,493      6,855,261       2,230,076    21,082,573        209,867,833
   Class B:                                                 106,761      1,606,093              --            --                 --
   Class C:                                                 321.261      1,390.439         322,578            --                 --

 * THE PAYABLE FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $259,621, BURNHAM FINANCIAL SERVICES FUND $856,074, AND BURNHAM FINANCIAL INDUSTRIES FUND $356,944.

**    THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
      AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $3,138,375.


24  ASSETS & LIABILITIES                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS For the six months ended June 30, 2005 -- (Unaudited)
--------------------------------------------------------------------------------

                                                                        BURNHAM         BURNHAM       BURNHAM         BURNHAM
                                                         BURNHAM       FINANCIAL       FINANCIAL    MONEY MARKET  U.S. GOVERNMENT
                                                           FUND      SERVICES FUND  INDUSTRIES FUND     FUND      MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                           $    870,202  $   2,420,477  $      329,525  $         --  $              --
   Dividends from Affiliated Securities (12)                     --         46,744              --            --                 --
   Interest                                                  82,947        136,310           8,949       507,231          2,846,703
   Securities lending(10) (net of fees)                       3,974          2,181              --            --             18,891
   Other Income                                               5,067             --              --            34                 --
                                                       -----------------------------------------------------------------------------
   Total Income                                             962,190      2,605,712         338,474       507,265          2,865,594
                                                       -----------------------------------------------------------------------------

EXPENSES
   Administration fees (1)                                   87,120        140,800          19,748        28,349            153,746
   Investment advisory fees (2)                             346,791        727,657         121,744        85,051            432,480
   Dividends on securities sold short                            --             --          15,900            --                 --
   Service fees (Class B) (3)                                 4,089         43,368              --            --                 --
   Service fees (Class C) (3)                                    10              8           4,182            --                 --
   Distribution fees (Class A) (3)                          141,911        201,032          34,453            --                 --
   Distribution fees (Class B) (3)                           12,348        129,194              --            --                 --
   Distribution fees (Class C) (3)                               30             22          12,623            --                 --
   Transfer agent fees                                       83,688        154,592          27,145        23,147             44,462
   Audit and legal fees                                      22,641         61,274          10,679        17,642             53,256
   Reports to shareholders                                   14,084        107,936          11,020         3,317             28,792
   Trustees' fees and expenses                               13,341         23,667           2,814         5,296             25,750
   Custodian fees                                            12,938         28,058          14,732        10,905             18,616
   Registration fees and expenses                            16,977         22,669          13,519         8,085              8,645
   Fund accounting expenses                                  18,672         30,000          13,137        15,402             32,048
   Miscellaneous expenses                                    25,096         35,619          12,452        11,664              7,181
                                                       -----------------------------------------------------------------------------
   Total expenses before reimbursement                      799,736      1,705,896         314,148       208,858            804,976
   Plus net voluntary reimbursement by advisor (5)               --        (15,878)        (54,389)      (44,321)                --
   Extraordinary expenses(5)                                    104            370              43            32                136
                                                       -----------------------------------------------------------------------------
   Total expenses after reimbursement                       799,840      1,690,388         259,802       164,569            805,112
                                                       -----------------------------------------------------------------------------
NET INVESTMENT INCOME                                  $    162,350  $     915,324  $       78,672  $    342,696  $       2,060,482
                                                       =============================================================================

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, WRITTEN OPTIONS AND
SHORT SALES

REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN
OPTIONS AND SHORT SALES TRANSACTIONS:(6)

   Realized gain on securities*                           3,856,315      3,326,669         918,354            --                 --
   Realized gain/(loss) from written options (6)            (36,546)     1,900,176         202,242            --                 --
   Realized gain from short sales                                --             --           5,283            --                 --
                                                       -----------------------------------------------------------------------------
   Net realized gain from securities, written
      options and short sales transactions                3,819,769      5,226,845       1,125,879            --
                                                       -----------------------------------------------------------------------------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:

   Net unrealized appreciation/(depreciation)
      of investments                                     (6,652,368)   (15,730,000)       (571,790)           --                 --
   Net unrealized appreciation/(depreciation)
      of written options transactions                       515,936        210,086         273,003            --                 --
   Net unrealized appreciation/(depreciation) of
      short sales                                                --             --         (38,052)           --                 --
                                                       -----------------------------------------------------------------------------
   Net unrealized appreciation/(depreciation)
      of investments, written options and short
        sales transactions                               (6,136,432)   (15,519,914)       (336,839)           --                 --
                                                       -----------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on
       investments, written options and short
         sales transactions                              (2,316,663)   (10,293,069)        789,040            --                 --
                                                       -----------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           $ (2,154,313) $  (9,377,745) $      867,712  $    342,696  $       2,060,482
                                                       =============================================================================

* REALIZED GAIN FROM SALE OF AFFILIATED SECURITIES FOR BURNHAM FINANCIAL SERVICES FUND IS $57,107.


SEE NOTES TO FINANCIAL STATEMENTS                                  OPERATIONS 25

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BURNHAM FUND                BURNHAM FINANCIAL SERVICES FUND
                                                          ---------------------------------------------------------------------
                                                             FOR THE           FOR THE            FOR THE           FOR THE
                                                          PERIOD ENDED       YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,       JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)          2004            (UNAUDITED)          2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
     Net investment income/(loss)                         $     162,350     $     400,670      $     915,324     $     728,859
     Net realized gain from transactions                      3,819,769        11,317,900          5,226,845        45,046,634
     Net unrealized appreciation/(depreciation)              (6,136,432)       (3,488,089)       (15,519,914)      (18,715,376)
                                                          ---------------------------------------------------------------------
     Net increase/(decrease) in net assets
        resulting from operations                            (2,154,313)        8,230,481         (9,377,745)       27,060,117
                                                          ---------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:

     Class A shares                                                  --          (766,883)                --          (712,245)
     Class B shares                                                  --                --                 --                --
     Class C shares                                                  --               (42)*               --                --
                                                          ---------------------------------------------------------------------
        Total distributions from net investment income               --          (766,925)                --          (712,245)
                                                          ---------------------------------------------------------------------

FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:

     Class A shares                                                  --        (8,562,143)                --       (34,910,637)
     Class B shares                                                  --          (268,761)                --        (7,430,574)
     Class C shares                                                  --              (544)*               --                --
                                                          ---------------------------------------------------------------------
        Total distributions from realized gains                      --        (8,831,448)                --       (42,341,211)
                                                          ---------------------------------------------------------------------
        Total distributions to shareholders                          --        (9,598,373)                --       (43,053,456)
                                                          ---------------------------------------------------------------------
     Increase/(decrease) in net assets derived from
        capital share transactions                           (8,133,934)       (6,947,837)       (36,330,903)      (83,150,683)
     Redemption fee(15)                                              42               377              6,062             2,724
                                                          ---------------------------------------------------------------------
     Increase/(decrease) in net assets for the period       (10,288,205)       (8,315,352)       (45,702,586)      (99,141,298)

NET ASSETS
     Beginning of period                                    122,932,579       131,247,931        227,640,667       326,781,965
                                                          ---------------------------------------------------------------------
END OF PERIOD                                             $ 112,644,374     $ 122,932,579      $ 181,938,081     $ 227,640,667
                                                          =====================================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF PERIOD         $     162,350     $          --      $     915,324     $          --
                                                          =====================================================================

*     COMMENCED OPERATIONS ON APRIL 30, 2004.


26 CHANGES IN NET ASSETS                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------

                                                                 BURNHAM FINANCIAL                      BURNHAM MONEY
                                                                  INDUSTRIES FUND                        MARKET FUND
                                                          ---------------------------------------------------------------------
                                                             FOR THE           FOR THE            FOR THE           FOR THE
                                                          PERIOD ENDED      PERIOD ENDED       PERIOD ENDED       YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,       JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)          2004*           (UNAUDITED)          2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
     Net investment income/(loss)                         $      78,672     $      (2,885)     $     342,696     $     292,202
     Net realized gain from transactions                      1,125,879           582,270                 --                --
     Net unrealized appreciation/(depreciation)                (336,839)        1,129,984                 --                --
                                                          ---------------------------------------------------------------------
     Net increase/(decrease) in net assets
        resulting from operations                               867,712         1,709,369            342,696           292,202
                                                          ---------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
     Class A shares                                                  --                --           (342,696)         (293,774)
     Class B shares                                                  --                --                 --                --
     Class C shares                                                  --                --                 --                --
                                                          ---------------------------------------------------------------------
        Total distributions from net investment income               --                --           (342,696)         (293,774)
                                                          ---------------------------------------------------------------------

FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:

     Class A shares                                                  --           (96,415)                --                --
     Class B shares                                                  --                --                 --                --
     Class C shares                                                  --           (15,069)                --                --
                                                          ---------------------------------------------------------------------
        Total distributions from realized gains                      --          (111,484)                --                --
                                                          ---------------------------------------------------------------------
        Total distributions to shareholders                          --          (111,484)          (342,696)         (293,774)
                                                          ---------------------------------------------------------------------
     Increase/(decrease) in net assets derived from
        capital share transactions                            5,365,345        21,868,555        (28,615,217)        7,712,473
     Redemption fee(15)                                          16,743             7,415                 --                --
                                                          ---------------------------------------------------------------------
     Increase/(decrease) in net assets for the period         6,249,800        23,473,855        (28,615,217)        7,710,901

NET ASSETS
     Beginning of period                                     23,473,855                --         49,697,583        41,986,682
                                                          ---------------------------------------------------------------------
END OF PERIOD                                             $  29,723,655     $  23,473,855      $  21,082,366     $  49,697,583
                                                          =====================================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF PERIOD         $      78,672     $          --      $          --     $          --
                                                          =====================================================================
                                                              BURNHAM U.S. GOVERNMENT
                                                                 MONEY MARKET FUND
                                                          --------------------------------
                                                             FOR THE           FOR THE
                                                          PERIOD ENDED       YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)          2004
------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
     Net investment income/(loss)                         $   2,060,482     $   1,172,543
     Net realized gain from transactions                             --                --
     Net unrealized appreciation/(depreciation)                      --                --
                                                          --------------------------------
     Net increase/(decrease) in net assets
        resulting from operations                             2,060,482         1,172,543
                                                          --------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
     Class A shares                                          (2,060,482)       (1,173,192)
     Class B shares                                                  --                --
     Class C shares                                                  --                --
                                                          --------------------------------
        Total distributions from net investment income       (2,060,482)       (1,173,192)
                                                          --------------------------------

FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:

     Class A shares                                                  --                --
     Class B shares                                                  --                --
     Class C shares                                                  --                --
                                                          --------------------------------
        Total distributions from realized gains                      --                --
                                                          --------------------------------
        Total distributions to shareholders                  (2,060,482)       (1,173,192)
                                                          --------------------------------
     Increase/(decrease) in net assets derived from
        capital share transactions                          (25,468,526)       71,526,284
     Redemption fee(15)                                              --                --
                                                          --------------------------------
     Increase/(decrease) in net assets for the period       (25,468,526)       71,525,635

NET ASSETS
     Beginning of period                                  $ 235,336,359     $ 163,810,724
                                                          --------------------------------
END OF PERIOD                                             $ 209,867,833     $ 235,336,359
                                                          --------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME END OF PERIOD         $          --     $          --
                                                          ================================


SEE NOTES TO FINANCIAL STATEMENTS                       CHANGES IN NET ASSETS 27

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------

                                                                  BURNHAM FUND                 BURNHAM FINANCIAL SERVICES FUND
                                                          ---------------------------------------------------------------------
                                                             FOR THE           FOR THE            FOR THE           FOR THE
                                                          PERIOD ENDED       YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,       JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)          2004            (UNAUDITED)          2004
-------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS

CLASS A

     Net proceeds from sale of shares                     $   1,025,659     $   2,501,512      $  28,597,781     $  72,437,511
     Net asset value of shares issued to shareholders
        in reinvestmentof dividends                                 135         8,304,502             19,491        33,451,532
     Cost of shares redeemed                                 (8,268,131)      (17,213,134)       (61,123,629)     (193,781,395)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $  (7,242,337)    $  (6,407,120)     $ (32,506,357)    $ (87,892,352)
                                                          =====================================================================

CLASS B

     Net proceeds from sale of shares                     $       5,069     $      96,070      $      43,834     $   5,263,861
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --           240,108             31,566         6,822,822
     Cost of shares redeemed                                   (897,516)         (884,581)        (3,929,242)       (7,345,014)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $    (892,447)    $    (548,403)     $  (3,853,842)    $   4,741,669
                                                          =====================================================================

CLASS C

     Net proceeds from sale of shares                     $         850     $       7,100*     $      29,296**   $          --
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --               586*                --                --
     Cost of shares redeemed                                         --                --                 --                --
                                                          ---------------------------------------------------------------------
NET INCREASE                                              $         850     $       7,686      $      29,296     $          --
                                                          =====================================================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                             $  (8,133,934)    $  (6,947,837)     $ (36,330,903)    $ (83,150,683)
                                                          =====================================================================

SHARE TRANSACTIONS

CLASS A

     Shares Sold                                                 39,316            91,259          1,337,991         2,841,549
     Shares issued for reinvestments                                  5           311,734                869         1,492,037
     Shares redeemed                                           (316,531)         (633,608)        (2,869,972)       (7,794,783)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                        (277,210)         (230,615)        (1,531,112)       (3,461,197)
                                                          =====================================================================

CLASS B

     Shares Sold                                                    188             3,438              2,177           214,311
     Shares issued for reinvestments                                 --             8,893              1,461           315,871
     Shares redeemed                                            (34,109)          (32,107)          (191,747)         (297,839)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                         (33,921)          (19,776)          (188,109)          232,343
                                                          =====================================================================

CLASS C

     Shares Sold                                                     32               267*             1,390**              --
     Shares issued for reinvestments                                 --                22*                --                --
     Shares redeemed                                                 --                --                 --                --
                                                          ---------------------------------------------------------------------
NET INCREASE                                                         32               289              1,390                --
                                                          =====================================================================

 *  COMMENCED OPERATIONS ON APRIL 30, 2004.

**  COMMENCED OPERATIONS ON APRIL 29, 2005.


28 CHANGES IN NET ASSETS                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY -- CONTINUED
--------------------------------------------------------------------------------

                                                                 BURNHAM FINANCIAL                      BURNHAM MONEY
                                                                  INDUSTRIES FUND                        MARKET FUND
                                                          ---------------------------------------------------------------------
                                                                              FOR THE
                                                             FOR THE        PERIOD ENDED          FOR THE          FOR THE
                                                          PERIOD ENDED       YEAR ENDED        PERIOD ENDED      YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,       JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)         2004*            (UNAUDITED)         2004
-------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS

CLASS A

     Net proceeds from sale of shares                     $   7,913,632     $  20,214,237      $  36,777,234     $  88,307,638
     Net asset value of shares issued to shareholders
        in reinvestmentof dividends                                  --            82,236            321,079           293,667
     Cost of shares redeemed                                 (3,150,435)       (1,338,975)       (65,713,528)      (80,888,832)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $   4,763,197     $  18,957,498      $ (28,615,215)    $   7,712,473
                                                          =====================================================================

CLASS B

     Net proceeds from sale of shares                     $          --     $          --      $          --     $          --
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --                --                 --                --
     Cost of shares redeemed                                         --                --                 --                --
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $          --     $          --      $          --     $          --
                                                          =====================================================================

CLASS C

     Net proceeds from sale of shares                     $     990,931     $   2,903,909      $          --     $          --
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --            11,349                 --                --
     Cost of shares redeemed                                   (388,783)           (4,201)                --                --
                                                          ---------------------------------------------------------------------
NET INCREASE                                              $     602,148     $   2,911,057      $          --     $          --
                                                          =====================================================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                             $   5,365,345     $  21,868,555      $ (28,615,215)    $   7,712,473
                                                          =====================================================================

SHARE TRANSACTIONS

CLASS A

     Shares Sold                                                702,737         1,921,876         36,777,234        88,307,638
     Shares issued for reinvestments                                 --             7,284            321,079           293,667
     Shares redeemed                                           (277,473)         (124,348)       (65,713,528)      (80,888,832)
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                         425,264         1,804,812        (28,615,215)        7,712,473
                                                          =====================================================================

CLASS B

     Shares Sold                                                     --                --                 --                --
     Shares issued for reinvestments                                 --                --                 --                --
     Shares redeemed                                                 --                --                 --                --
                                                          ---------------------------------------------------------------------
NET INCREASE/(DECREASE)                                              --                --                 --                --
                                                          =====================================================================

CLASS C

     Shares Sold                                                 88,569           268,397                 --                --
     Shares issued for reinvestments                                 --             1,012                 --                --
     Shares redeemed                                            (35,004)             (396)                --                --
                                                          ---------------------------------------------------------------------
NET INCREASE                                                     53,565           269,013                 --                --
                                                          =====================================================================

                                                              BURNHAM U.S. GOVERNMENT
                                                                 MONEY MARKET FUND
                                                          --------------------------------
                                                             FOR THE           FOR THE
                                                          PERIOD ENDED       YEAR ENDED
                                                          JUNE 30, 2005     DECEMBER 31,
                                                           (UNAUDITED)          2004
------------------------------------------------------------------------------------------
DOLLAR AMOUNTS

CLASS A

     Net proceeds from sale of shares                     $ 103,242,040     $ 234,501,981
     Net asset value of shares issued to shareholders
        in reinvestmentof dividends                           1,856,540         1,172,493
     Cost of shares redeemed                               (130,567,106)     (164,148,190)
                                                          --------------------------------
NET INCREASE/(DECREASE)                                   $ (25,468,526)    $  71,526,284
                                                          ================================

CLASS B

     Net proceeds from sale of shares                     $          --     $          --
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --                --
     Cost of shares redeemed                                         --                --
                                                          --------------------------------
NET INCREASE/(DECREASE)                                   $          --     $          --
                                                          ================================

CLASS C

     Net proceeds from sale of shares                     $          --     $          --
     Net asset value of shares issued to shareholders
        in reinvestment of dividends                                 --                --
     Cost of shares redeemed                                         --                --
                                                          --------------------------------
NET INCREASE                                              $          --     $          --
                                                          ================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                             $ (25,468,526)    $  71,526,284
                                                          ================================

SHARE TRANSACTIONS

CLASS A

     Shares Sold                                            103,242,040       234,501,981
     Shares issued for reinvestments                          1,856,540         1,172,493
     Shares redeemed                                       (130,567,106)     (164,148,190)
                                                          --------------------------------
NET INCREASE/(DECREASE)                                     (25,468,526)       71,526,284
                                                          ================================

CLASS B

     Shares Sold                                                     --                --
     Shares issued for reinvestments                                 --                --
     Shares redeemed                                                 --                --
                                                          --------------------------------
NET INCREASE/(DECREASE)                                              --                --
                                                          ================================

CLASS C

     Shares Sold                                                     --                --
     Shares issued for reinvestments                                 --                --
     Shares redeemed                                                 --                --
                                                          --------------------------------
NET INCREASE                                                         --                --
                                                          ================================


SEE NOTES TO FINANCIAL STATEMENTS                       CHANGES IN NET ASSETS 29

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                                  INCOME FROM INVESTMENT OPERATIONS
                                                       -------------------------------------------------------
                                                                                NET GAINS/(LOSS)
                                                                                  ON SECURITIES
                                                                                   AND OPTIONS        TOTAL FROM
                                  NET ASSET VALUE          NET INVESTMENT        (BOTH REALIZED       INVESTMENT
                                BEGINNING OF PERIOD         INCOME (LOSS)        AND UNREALIZED)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
BURNHAM FUND

  CLASS A SHARES
  6/30/05 (Unaudited)                $26.60                   $ 0.04(c)             $ (0.50)            $ (0.46)
  12/31/04                            26.94                     0.09(c)                1.80                1.89
  12/31/03                            22.85                     0.13                   4.77                4.90
  12/31/02                            30.65                     0.21                  (7.25)              (7.04)
  12/31/01                            38.70                     0.22                  (5.67)              (5.45)
  12/31/00                            41.71                     0.05                   0.88                0.93

  CLASS B SHARES
  6/30/05 (Unaudited)                $26.96                   $(0.06)(c)            $ (0.51)            $ (0.57)
  12/31/04                            27.30                    (0.11)(c)               1.80                1.69
  12/31/03                            23.27                    (0.07)                  4.86                4.79
  12/31/02                            31.19                     0.01                  (7.35)              (7.34)
  12/31/01                            39.36                    (0.03)                 (5.75)              (5.78)
  12/31/00                            42.66                    (0.23)                  0.84                0.61

  CLASS C SHARES
  6/30/05 (Unaudited)                $26.50                   $(0.06)(c)            $ (0.50)            $ (0.56)
  12/31/04(b)                         26.68                    (0.07)(c)               2.08                2.01

BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  6/30/05 (Unaudited)                $22.51                    $0.11(c)             $ (0.96)            $ (0.85)
  12/31/04                            24.44                     0.09(c)                3.11                3.20
  12/31/03                            18.33                     0.07(c)                7.36                7.43
  12/31/02                            15.80                     0.08(c)                2.69                2.77
  12/31/01                            13.93                     0.18(c)                3.79                3.97
  12/31/00                             9.79                     0.06                   4.99                5.05

  CLASS B SHARES
  6/30/05 (Unaudited)                $21.68                   $ 0.03(c)             $ (0.90)            $ (0.87)
  12/31/04                            23.80                    (0.09)(c)               2.99                2.90
  12/31/03                            17.97                    (0.09)(c)               7.21                7.12
  12/31/02                            15.59                    (0.05)(c)               2.62                2.57
  12/31/01                            13.82                     0.06(c)                3.75                3.81
  12/31/00                             9.75                     0.01                   4.91                4.92

  CLASS C SHARES
  6/30/05(i) (Unaudited)             $20.60                   $(0.01)(c)            $  1.03             $  1.02

BURNHAM FINANCIAL
INDUSTRIES FUND(b)

  CLASS A SHARES
  6/30/05 (Unaudited)                $11.33                   $ 0.04(c)             $  0.29             $  0.33
  12/31/04                            10.00                    (0.00)(c),(d)           1.39                1.39

  CLASS C SHARES
  6/30/05 (Unaudited)                $11.26                   $ 0.00(c),(d)         $  0.31             $  0.31
  12/31/04                            10.00                    (0.05)(c)               1.37                1.32

                                                       LESS DISTRIBUTIONS
                                ----------------------------------------------------------------
                                                        DISTRIBUTIONS FROM
                                                          CAPITAL GAINS
                                    DIVIDENDS            (FROM SECURITIES
                                    (FROM NET              AND OPTIONS
                                INVESTMENT INCOME)        TRANSACTIONS)      TOTAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------
BURNHAM FUND

  CLASS A SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04                            (0.20)                  (2.03)               (2.23)
  12/31/03                            (0.05)                  (0.76)               (0.81)
  12/31/02                            (0.18)                  (0.58)               (0.76)
  12/31/01                            (0.21)                  (2.39)               (2.60)
  12/31/00                            (0.03)                  (3.91)               (3.94)

  CLASS B SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04                               --                   (2.03)               (2.03)
  12/31/03                               --                   (0.76)               (0.76)
  12/31/02                               --                   (0.58)               (0.58)
  12/31/01                               --                   (2.39)               (2.39)
  12/31/00                               --                   (3.91)               (3.91)

  CLASS C SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04(b)                         (0.16)                  (2.03)               (2.19)


BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04                            (0.11)                  (5.02)               (5.13)
  12/31/03                            (0.03)                  (1.29)               (1.32)
  12/31/02                            (0.05)                  (0.19)               (0.24)
  12/31/01                            (0.13)                  (1.97)               (2.10)
  12/31/00                            (0.06)                  (0.85)               (0.91)

  CLASS B SHARES
  6/30/05 (Unaudited)                 $  --                   $  --                $  --
  12/31/04                               --                   (5.02)               (5.02)
  12/31/03                               --                   (1.29)               (1.29)
  12/31/02                               --                   (0.19)               (0.19)
  12/31/01                            (0.07)                  (1.97)               (2.04)
  12/31/00                               --                   (0.85)               (0.85)

  CLASS C SHARES
  6/30/05(i) (Unaudited)              $0.00                   $0.00                $0.00

BURNHAM FINANCIAL
INDUSTRIES FUND(b)

  CLASS A SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04                               --                   (0.06)               (0.06)

  CLASS C SHARES
  6/30/05 (Unaudited)                 $0.00                   $0.00                $0.00
  12/31/04                               --                   (0.06)               (0.06)


30 FINANCIAL HIGHLIGHTS                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                  REDEMPTION           NET ASSET VALUE
                                       FEE              END OF PERIOD       TOTAL RETURN %
------------------------------------------------------------------------------------------------
BURNHAM FUND

  CLASS A SHARES
  6/30/05 (Unaudited)               $  0.00(d)            $ 26.14                (1.73)
  12/31/04                             0.00(d)              26.60                 7.01
  12/31/03                               --                 26.94                21.60
  12/31/02                               --                 22.85               (23.14)
  12/31/01                               --                 30.65               (14.26)
  12/31/00                               --                 38.70                 2.07

  CLASS B SHARES
  6/30/05 (Unaudited)               $  0.00(d)            $ 26.39                (2.11)
  12/31/04                             0.00(d)              26.96                 6.24
  12/31/03                               --                 27.30                20.67
  12/31/02                               --                 23.27               (23.69)
  12/31/01                               --                 31.19               (14.88)
  12/31/00                               --                 39.36                 1.26

  CLASS C SHARES
  6/30/05 (Unaudited)               $  0.00(d)            $ 25.94                (2.11)
  12/31/04(b)                          0.00(d)              26.50                 7.54(a)


BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  6/30/05 (Unaudited)               $  0.00(d)            $ 21.66                (3.78)
  12/31/04                             0.00(d)              22.51                13.13
  12/31/03                               --                 24.44                40.66
  12/31/02                               --                 18.33                17.55
  12/31/01                               --                 15.80                29.28
  12/31/00                               --                 13.93                52.78

  CLASS B SHARES
  6/30/05 (Unaudited)               $    --               $ 20.81                (4.06)
  12/31/04                             0.00(d)              21.68                12.26
  12/31/03                               --                 23.80                39.75
  12/31/02                               --                 17.97                16.50
  12/31/01                               --                 15.59                28.38
  12/31/00                               --                 13.82                51.62

  CLASS C SHARES
  6/30/05(i) (Unaudited)            $    --               $ 21.62                 4.90


BURNHAM FINANCIAL
INDUSTRIES FUND(b)

  CLASS A SHARES
  6/30/05 (Unaudited)                $ 0.00(d)            $ 11.66                 2.91
  12/31/04                             0.00(d)              11.33                13.87(a)

  CLASS C SHARES
  6/30/05 (Unaudited)                $ 0.00(d)            $ 11.57                 2.75
  12/31/04                             0.00(d)              11.26                13.17(a)


                                                             RATIOS/SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------
                                                  RATIO OF TOTAL     RATIO OF TOTAL
                                                  EXPENSES AFTER     EXPENSES BEFORE
                                                  REIMBURSEMENT/     REIMBURSEMENT/    RATIO OF NET
                                   NET ASSETS,       RECOVERY           RECOVERY       INCOME/(LOSS)
                                  END OF PERIOD     TO AVERAGE         TO AVERAGE       TO AVERAGE          PORTFOLIO
                                   (IN $000'S)    NET ASSETS %(5)    NET ASSETS %(5)   NET ASSETS %      TURNOVER RATE %
-------------------------------------------------------------------------------------------------------------==--------
BURNHAM FUND

  CLASS A SHARES
  6/30/05 (Unaudited)             $ 109,818          1.36(e)         1.36(e)             0.30(e)            35.2
  12/31/04                          119,132          1.39            1.39                0.35               59.4
  12/31/03                          126,868          1.39            1.39                0.51               91.3
  12/31/02                          114,199          1.39            1.39                0.78               94.1
  12/31/01                          158,459          1.37            1.23                0.64               68.4
  12/31/00                          194,565          1.34            1.39                0.12               49.6

  CLASS B SHARES
  6/30/05 (Unaudited)             $   2,818          2.11(e)         2.11(e)            (0.43)(e)           35.2
  12/31/04                            3,793          2.14            2.14               (0.40)              59.4
  12/31/03                            4,380          2.14            2.14               (0.24)              91.3
  12/31/02                            4,929          2.13            2.13                0.05               94.1
  12/31/01                            7,605          2.12            1.98               (0.11)              68.4
  12/31/00                            7,158          2.09            2.14               (0.63)              49.6

  CLASS C SHARES
  6/30/05 (Unaudited)             $       8          2.11(e)         2.11(e)            (0.47)(e)           35.2
  12/31/04(b)                             8          2.14(e)         2.15(e)            (0.41)(e)           59.4


BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  6/30/05 (Unaudited)             $ 148,491          1.60(e)         1.61(e)             1.07(e)            62.6
  12/31/04                          188,743          1.60            1.60                0.38              125.0
  12/31/03                          289,609          1.60            1.50                0.31              199.9
  12/31/02                           71,903          1.60            1.60                0.47              219.6
  12/31/01                           23,710          1.60            1.95                1.12              535.4
  12/31/00                            7,964          1.60            4.16                0.81              327.5

  CLASS B SHARES
  6/30/05 (Unaudited)             $  33,417          2.35(e)         2.36(e)             0.33(e)            62.6
  12/31/04                           38,897          2.35            2.35               (0.37)             125.0
  12/31/03                           37,173          2.35            2.24               (0.44)             199.9
  12/31/02                            8,201          2.34            2.34               (0.27)             219.6
  12/31/01                            2,565          2.34            2.70                0.37              535.4
  12/31/00                             $116          2.35            4.91                0.06              327.5

  CLASS C SHARES
  6/30/05(i) (Unaudited)                $30          2.35(e)         2.36(e)            (0.29)(e)           62.6


BURNHAM FINANCIAL
INDUSTRIES FUND(b)

  CLASS A SHARES
  6/30/05 (Unaudited)             $  25,992          1.76(e)         2.18(e)             0.69(e)           154.2
  12/31/04                           20,445          1.75(e)         2.77(e)            (0.03)(e)          108.0

  CLASS C SHARES
  6/30/05 (Unaudited)             $   3,731          2.46(e)         2.88(e)            (0.01)(e)          154.2
  12/31/04                            3,029          2.45(e)         3.47(e)            (0.67)(e)          108.0


SEE NOTES TO FINANCIAL STATEMENTS                        FINANCIAL HIGHLIGHTS 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                     INCOME FROM INVESTMENT OPERATIONS
                                              -------------------------------------------------
                                                                                     TOTAL FROM
                         NET ASSET VALUE      NET INVESTMENT    NET REALIZED GAIN    INVESTMENT
                       BEGINNING OF PERIOD        INCOME          ON SECURITIES      OPERATIONS
-----------------------------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND

  6/30/05 (Unaudited)        $1.00                $0.009          $   --               $0.009
  12/31/04                    1.00                 0.006              --                0.006
  12/31/03                    1.00                 0.003              --                0.003
  12/31/02                    1.00                 0.010              --                0.010
  12/31/01                    1.00                 0.033              --                0.033
  12/31/00                    1.00                 0.055           0.000(f)             0.055


BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(h)

  6/30/05 (Unaudited)        $1.00                $0.009          $   --               $0.009
  12/31/04                    1.00                 0.006              --                0.006
  12/31/03                    1.00                 0.004              --                0.004
  12/31/02                    1.00                 0.010              --                0.010
  12/31/01                    1.00                 0.032              --                0.032
  12/31/00                    1.00                 0.053              --                0.053


                                            LESS DISTRIBUTIONS
                         -----------------------------------------------------------
                                            DISTRIBUTIONS FROM
                                               CAPITAL GAINS
                             DIVIDENDS       (FROM SHORT-TERM
                             (FROM NET          SECURITIES
                        INVESTMENT INCOME)     TRANSACTIONS)    TOTAL DISTRIBUTIONS
-------------------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND

  6/30/05 (Unaudited)        ($0.009)          $    --               ($0.009)
  12/31/04                    (0.006)               --                (0.006)
  12/31/03                    (0.003)           (0.000)(f)            (0.003)
  12/31/02                    (0.010)               --                (0.010)
  12/31/01                    (0.033)               --                (0.033)
  12/31/00                    (0.055)               --                (0.055)


BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(h)

  6/30/05 (Unaudited)        ($0.009)          $    --               ($0.009)
  12/31/04                    (0.006)               --                (0.006)
  12/31/03                    (0.004)               --                (0.004)
  12/31/02                    (0.010)               --                (0.010)
  12/31/01                    (0.032)               --                (0.032)
  12/31/00                    (0.053)               --                (0.053)

(a) TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENSE OF THE EXPENSE WAIVER.

(b)   COMMENCED OPERATIONS ON APRIL 30, 2004.

(c)   PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(d)   LESS THAN $0.01 PER SHARE.

(e)   ANNUALIZED.

(f)   LESS THAN $0.001 PER SHARE.

(g) EFFECTIVE NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS CHANGED TO 0.87. PRIOR TO NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS 0.97.

(h)   FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

(f)   COMMENCED OPERATIONS ON APRIL 29, 2005.


32 FINANCIAL HIGHLIGHTS                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------



                                                              NET ASSETS,
                         NET ASSET VALUE                     END OF PERIOD
                          END OF PERIOD     TOTAL RETURN %    (IN $000'S)
--------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND

  6/30/05 (Unaudited)        $1.00               0.94             $21,082
  12/31/04                    1.00               0.57              49,698
  12/31/03                    1.00               0.31              41,987
  12/31/02                    1.00               1.00              39,927
  12/31/01                    1.00               3.36              52,749
  12/31/00                    1.00               5.66              53,150


BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(h)

  6/30/05 (Unaudited)        $1.00               0.95            $209,868
  12/31/04                    1.00               0.60             235,336
  12/31/03                    1.00               0.39             163,811
  12/31/02                    1.00               1.00             139,465
  12/31/01                    1.00               3.28             140,019
  12/31/00                    1.00               5.57             133,846



                                        RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------
                          EXPENSES AFTER      EXPENSES BEFORE
                          REIMBURSEMENT/       REIMBURSEMENT/      RATIO OF NET
                             RECOVERY             RECOVERY        INCOME/(LOSS)
                            TO AVERAGE           TO AVERAGE         TO AVERAGE
                         NET ASSETS %(5)      NET ASSETS %(5)      NET ASSETS %
--------------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND

  6/30/05 (Unaudited)           0.87(f)             1.10(f)            1.81(f)
  12/31/04                      0.87                1.00               0.54
  12/31/03                      0.96(g)             1.07               0.31
  12/31/02                      0.97                1.15               0.99
  12/31/01                      0.97                0.94               3.36
  12/31/00                      0.97                1.12               5.52


BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(h)

  6/30/05 (Unaudited)           0.74(f)             0.74(f)            1.91(f)
  12/31/04                        --                0.74               0.62
  12/31/03                      0.80                0.79               0.39
  12/31/02                      0.90                0.89               1.00
  12/31/01                      0.87                0.83               3.19
  12/31/00                      0.86                0.88               5.39


SEE NOTES TO FINANCIAL STATEMENTS                        FINANCIAL HIGHLIGHTS 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, BURNHAM MONEY MARKET FUND AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF NET ASSETS ABOVE $300 MILLION (PERCENTAGE OF AVERAGE DAILY NET ASSETS).

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING
      RATES:

      BURNHAM FUND                                              0.60%
      BURNHAM FINANCIAL SERVICES FUND                           0.75%
      BURNHAM FINANCIAL INDUSTRIES FUND                         0.90%
      BURNHAM MONEY MARKET FUND                                 0.45%
      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                 0.40%

      THE BURNHAM FINANCIAL INDUSTRIES FUND ADVISER'S BASIC FEE MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE, FOR THE RELEVANT PERFORMANCE PERIOD, (THE PERFORMANCE PERIOD CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS) EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE PHLX/KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH.

DISTRIBUTION FEES AND COMMISSIONS

3.    THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                          CLASS A   CLASS B   CLASS C
                                          -------   -------   -------
      BURNHAM FUND                         0.25%     0.75%     0.75%
      BURNHAM FINANCIAL SERVICES FUND      0.25%     0.75%     0.75%
      BURNHAM FINANCIAL INDUSTRIES FUND    0.30%       --      0.75%

      THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                          CLASS B   CLASS C
                                          -------   -------
      BURNHAM FUND                         0.25%     0.25%
      BURNHAM FINANCIAL SERVICES FUND      0.25%     0.25%
      BURNHAM FINANCIAL INDUSTRIES FUND      --      0.25%

      THE DISTRIBUTOR ALSO RECEIVED:

                               CLASS A
                                SALES
                             COMMISSION/   CLASS B   CLASS C     BROKER
                                CDSC        CDSC      CDSC     COMMISSIONS
                             -----------   -------   -------   -----------
      BURNHAM FUND           $   2,275     $16,077   $    --   $  69,919
      BURNHAM FINANCIAL
       SERVICES FUND         $  39,648     $93,234   $    --   $  11,586
      BURNHAM FINANCIAL
       INDUSTRIES FUND       $   5,437     $    --   $ 3,757   $   7,399

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $27.52, $22.80 AND $12.27 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISOR CURRENTLY LIMITS THE FUNDS' TOTAL EXPENSES TO THE FOLLOWING RATES BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                                        CLASS A     CLASS B       CLASS C
                                        -------     -------       -------
      BURNHAM FUND                         1.39%       2.14%         2.14%
      BURNHAM FINANCIAL
        SERVICES FUND                      1.60%       2.35%         2.35%
      BURNHAM FINANCIAL
        INDUSTRIES FUND             1.65% TO 1.85%      N/A    2.35% TO 2.55%
      BURNHAM MONEY
        MARKET FUND                        0.87%        N/A           N/A

      PURSUANT TO A VOLUNTARY EXPENSE AGREEMENT THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND AND BURNHAM MONEY MARKET FUND, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUNDS BY THE ADVISOR ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUNDS ARE ABLE TO EFFECT SUCH REIMBURSEMENTS AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES, AND OTHER NON-OPERATING EXPENSES, AS DEFINED BY THE FUND'S EXCESS EXPENSE PLAN, ARE NOT APPLICABLE TO THE FUND'S EXPENSE CAP. THE ADVISOR COULD CHANGE OR DISCONTINUE THE VOLUNTARY EXPENSE AGREEMENT AT ANY TIME. FOR THE PERIOD ENDED JUNE 30, 2005, THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT IS AS FOLLOWS:

                                  NET            NET        SUBJECT TO
                               RECOUPMENT   REIMBURSEMENT   RECOUPMENT
                               ----------   -------------   ----------
      BURNHAM FUND             $    2,653   $       2,653   $       --
      BURNHAM FINANCIAL
         INDUSTRIES FUND       $       --   $      54,389   $  140,637
      BURNHAM FINANCIAL
         SERVICES FUND         $   18,678   $      34,556   $   15,878
      BURNHAM MONEY
         MARKET FUND           $       --   $      44,321   $  254,335

SECURITIES AND PURCHASED AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS FOR THE PERIOD ENDED JUNE 30, 2005, ARE AS FOLLOWS:
                                    PURCHASES         SALES
                                  -------------   -------------
      BURNHAM FUND                $  38,858,636   $  47,895,409
      BURNHAM FINANCIAL
        SERVICES FUND             $ 117,978,293   $ 160,624,788
      BURNHAM FINANCIAL
        INDUSTRIES FUND           $  35,463,043   $  35,062,700

      WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

      WRITTEN OPTIONS                      NUMBER OF CONTRACTS     PREMIUMS
                                           -------------------   ------------
      OUTSTANDING AT DECEMBER 31, 2004            3,385          $    404,859
      WRITTEN                                       750               160,069
      EXPIRED                                      (800)              (81,593)
      CLOSED                                       (231)              (40,064)
      EXERCISED                                  (1,454)             (183,650)
                                                -------          ------------
      OUTSTANDING AT JUNE 30, 2005                1,650          $    259,621
                                                =======          ============

BURNHAM FINANCIAL SERVICES FUND

      WRITTEN OPTIONS                      NUMBER OF CONTRACTS     PREMIUMS
                                           -------------------   ------------
      OUTSTANDING AT DECEMBER 31, 2004           22,226          $  2,624,844
      WRITTEN                                    15,076             1,596,144
      EXPIRED                                   (14,782)           (1,526,068)
      CLOSED                                    (10,139)           (1,178,965)
      EXERCISED                                  (4,009)             (659,881)
                                                -------          ------------
      OUTSTANDING AT JUNE 30, 2005                8,372          $    856,074
                                                =======          ============

BURNHAM FINANCIAL INDUSTRIES FUND

      WRITTEN OPTIONS                      NUMBER OF CONTRACTS     PREMIUMS
                                           -------------------   ------------
      OUTSTANDING AT DECEMBER 31, 2004            4,095          $    537,116
      WRITTEN                                     5,338               594,863
      EXPIRED                                    (2,263)             (240,688)
      CLOSED                                     (3,128)             (437,922)
      EXERCISED                                    (637)              (96,425)
                                                -------          ------------
      OUTSTANDING AT JUNE 30, 2005                3,405          $    356,944
                                                =======          ============

7.    SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

DISTRIBUTIONS AND TAXES

8. IT IS EACH FUND'S POLICY TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

OFFICERS AND TRUSTEES INTERESTS

9. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS SHARES OUTSTANDING AS OF JUNE 30, 2005:

      BURNHAM FUND                                              4.00%
      BURNHAM FINANCIAL SERVICES FUND                           0.48%
      BURNHAM FINANCIAL INDUSTRIES FUND                         2.05%
      BURNHAM MONEY MARKET FUND                                 0.70%
      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                 0.33%

SECURITIES LENDING

10. EACH FUND MAY LEND SECURITIES TO QUALIFIED FINANCIAL INSTITUTIONS, SUCH AS BROKER-DEALERS, TO EARN ADDITIONAL INCOME. AT JUNE 30, 2005, THERE WERE NO SECURITIES ON LOAN.

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

11. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISKS OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

12. DURING THE YEAR THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                                 PURCHASE    COST OF     DIVIDEND
      AFFILIATE                    COST       SALES       INCOME       VALUE
      ---------                  --------   ----------   --------   -----------
      BRIDGE STREET
         FINANCIAL, INC.         $     --   $ (194,132)  $ 19,600   $ 2,200,000
      CENTRAL BANCORP, INC.            --           --     27,144     2,927,028
      PEREGRINE HOLDINGS LTD.          --           --         --       247,975
                                 --------   ----------   --------   -----------
                                 $     --   $ (194,132)  $ 46,744   $ 5,375,003
                                 ========   ==========   ========   ===========

RESTRICTED SECURITIES

13. ALL FUNDS EXCEPT BURNHAM U.S. GOVERNMENT MONEY MARKET FUND MAY NOT INVEST MORE THAN 15% OF ITS NET ASSETS WHICH ARE SUBJECT TO LEGAL OR CONTRACTUAL RISKS. AT JUNE 30, 2005, THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM MONEY MARKET FUND OWNED THE FOLLOWING RESTRICTED SECURITIES WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT.") THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IN GOOD FAITH BY OR AT THE DIRECTION OF THE TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.

      DESCRIPTION,
      DATE OF PURCHASE,                  SHARES/
      % OF NET ASSETS        FUND      FACE VALUE        COST          VALUE
      -----------------   ----------   -----------   ------------   -----------
      CENTENNIAL BANK      BURNHAM         750,000   $  7,500,000   $ 7,875,000
      HOLDINGS, INC.      FINANCIAL
      7/15/04              SERVICES
      4.33%                  FUND

      FIFTH THIRD BANK     BURNHAM     $ 2,000,000   $  2,000,000   $ 2,000,000
      1/24/05               MONEY
      9.49%                 MARKET
                             FUND

      PEREGRINE            BURNHAM         250,000   $    247,980   $   247,975
      HOLDINGS LLC        FINANCIAL
      05/31/02             SERVICES
      0.14%                  FUND

INDUSTRY RISK

14. BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE
      FOLLOWING:

      o     CHANGE IN INCOME CONDITIONS AND INTEREST RATES

      o     FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

      o     CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

15. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 60 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN-CAPITAL.

SUBSEQUENT EVENT

16. A SPECIAL MEETING OF SHAREHOLDERS WAS HELD ON JUNE 22, 2005. AT THAT MEETING CONSIDERATIONS OF CERTAIN PROPOSALS WERE ADJOURNED TO A FINAL MEETING ON AUGUST 3, 2005, AT WHICH TIME THE FOLLOWING VOTES WERE
      RECORDED:

      PROPOSAL 1: ELECTION OF TRUSTEES.

                                  NUMBER OF          NUMBER OF
                              SHARES VOTED FOR    SHARES WITHHELD
                              -----------------   ---------------
      JON M. BURNHAM            254,945,834.045     3,572,314.174
      LAWRENCE N. BRANDT        254,729,787.237     3,788,360.982
      JOYCE E. HEINZERLING      254,943,009.302     3,575,138.917
      DAVID L. LANDSITTEL       254,942,602.566     3,575,545.653
      JOHN C. MCDONALD          254,954,377.338     3,563,770.881
      DONALD B. ROMANS          254,768,059.032     3,750,089.187
      ROBERT F. SHAPIRO         254,930,714.493     3,587,433.726
      GEORGE STARK              254,951,781.829     3,566,366.390

      PROPOSAL 2: TO ALLOW THE BOARD OF TRUSTEES AND THE ADVISOR TO APPOINT OR TERMINATE SUB-ADVISORS AND TO APPROVE AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. (THIS PROPOSAL WAS NOT APPLICABLE TO THE BURNHAM FINANCIAL INDUSTRIES FUND)


                                                NOTES TO FINANCIAL STATEMENTS 35

BURNHAM FUND

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                    2,425,173.979       70.259       54.329
AGAINST                                  261,828.478        7.585        5.866
ABSTAIN (INCLUDES BROKER NON-VOTES)      764,750.631       22.155       17.132

BURNHAM FINANCIAL SERVICES FUND*

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                    3,737,378.802       63.798       41.187
AGAINST                                  396,513.494        6.769        4.370
ABSTAIN (INCLUDES BROKER NON-VOTES)    1,724,245.395       29.433       19.002

BURNHAM MONEY MARKET FUND*

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                   19,733,026.230       45.782       45.644
AGAINST                                  493,174.000        1.144        1.141
ABSTAIN (INCLUDES BROKER NON-VOTES)   22,876,260.120       53.074       52.915

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                  108,666,594.090       52.724       52.703
AGAINST                                2,729,291.000        1.324        1.324
ABSTAIN (INCLUDES BROKER NON-VOTES)   94,709,912.000       45.952       45.934

    PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST TO ALLOW THE BOARD TO APPROVE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

BURNHAM FUND

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                    2,277,517.547       65.981       51.021
AGAINST                                  412,599.594       11.953        9.243
ABSTAIN (INCLUDES BROKER NON-VOTES)      761,635.947       22.065       17.063

BURNHAM FINANCIAL SERVICES FUND*

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                    3,566,604.264       60.883       39.305
AGAINST                                  562,783.035        9.607        6.202
ABSTAIN (INCLUDES BROKER NON-VOTES)    1,728,750.392       29.510       19.051

BURNHAM FINANCIAL INDUSTRIES FUND*

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                      903,714.871       46.459       36.344
AGAINST                                  377,782.964       19.422       15.193
ABSTAIN (INCLUDES BROKER NON-VOTES)      663,670.014       34.119       26.690

BURNHAM MONEY MARKET FUND*

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                   19,467,016.200       45.165       45.029
AGAINST                                  759,184.030        1.761        1.756
ABSTAIN (INCLUDES BROKER NON-VOTES)   22,876,260.120       53.074       52.915

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

                                        NUMBER OF
                                      SHARES VOTED     % OF VOTED   % OF TOTAL
                                     ---------------   ----------   ----------
FOR                                  103,526,061.090       50.230       50.210
AGAINST                                7,598,326.000        3.687        3.685
ABSTAIN (INCLUDES BROKER NON-VOTES)   94,981,410.000       46.084       46.066

      PROPOSAL 4: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE TRUST FOR THE CURRENT FISCAL YEAR.

   NUMBER OF              NUMBER OF
SHARES VOTED FOR     SHARES VOTED AGAINST       ABSTAINED
----------------     --------------------       ----------
 256,019,260.102         423,090.798           2,075,797.319

*     INDICATES THAT PROPOSAL DID NOT PASS WITH RESPECT TO THE FUND.


36 NOTES TO FINANCIAL STATEMENTS

OTHER INFORMATION (UNAUDITED)
UNDERSTANDING YOUR FUND EXPENSES
--------------------------------------------------------------------------------

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnhan Financial Industries Fund, Burnham Money Market Fund or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                        HYPOTHETICAL
                                               ACTUAL EXPENSES                  (5% RETURN BEFORE EXPENSES)
                                     ------------------------------------   ------------------------------------
                                                               EXPENSES                               EXPENSES
                                     BEGINNING     ENDING     PAID DURING   BEGINNING     ENDING     PAID DURING
                                      ACCOUNT     ACCOUNT       PERIOD*      ACCOUNT     ACCOUNT       PERIOD*
                                       VALUE       VALUE      01/01/2005-     VALUE       VALUE      01/01/2005-   EXPENSE
                                     01/1/2005   06/30/2005   06/30/2005    1/1/2005    06/30/2005   06/30/2005     RATIO
                                     ---------   ----------   -----------   ---------   ----------   -----------   -------
BURNHAM FUND
Class A ..........................   $ 1,000     $    985     $   6.67      $ 1,000     $  1,018     $   6.79       1.36%
Class B ..........................     1,000          979        10.35        1,000        1,014        10.54       2.11%
Class C ..........................     1,000          979        10.35        1,000        1,014        10.54       2.11%

BURNHAM FINANCIAL SERVICES FUND
Class A ..........................   $ 1,000     $    973     $   7.82      $ 1,000     $  1,017     $   7.99       1.60%
Class B ..........................     1,000          968        11.47        1,000        1,013        11.73       2.35%
Class C ..........................     1,000          964        11.44        1,000        1,012        11.73       2.35%

BURNHAM FINANCIAL INDUSTRIES FUND
Class A ..........................   $ 1,000     $  1,006     $   8.76      $ 1,000     $  1,016     $   8.81       1.76%
Class C ..........................     1,000        1,001        12.21        1,000        1,013        12.27       2.46%

BURNHAM MONEY MARKET FUND ........   $ 1,000     $  1,000     $   4.30      $ 1,000     $  1,020     $   4.35       0.87%

BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND ......................   $ 1,000     $  1,001     $   3.69      $ 1,000     $  1,021     $   3.73       0.74%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.


                                                            OTHER INFORMATION 37

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The 1940 Act requires that the continuance of the Funds' Investment Advisory and Sub-Advisory Agreements (the "Agreements") be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 25, 2005. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham Asset Management Corp. ("Burnham"), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust and counsel to the Independent Trustees.

Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham's and the Sub-Advisers' investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data in respect of the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds' shares, (v) the procedures employed to determine the value of each Fund's assets, (vi) the allocation of the Funds' brokerage, including to an affiliate of Burnham, and the use of "soft" commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds' investment policies and restrictions and with the Funds' Code of Ethics and the structure and responsibilities of Burnham's and the Sub-Advisers' compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including without limitation information regarding Burnham, Reich & Tang Asset Management LLP ("Reich & Tang"), Mendon Capital Advisors Corp. ("Mendon"; together with Reich & Tang, the "Sub-Advisers"), their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers and of Mendon to provide sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

      o THE INVESTMENT PERFORMANCE OF THE FUNDS OVER VARIOUS TIME PERIODS BOTH BY ITSELF AND IN RELATION TO RELEVANT INDICES;

      o THE FEES CHARGED BY BURNHAM FOR INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES, AS WELL AS OTHER COMPENSATION RECEIVED BY BURNHAM AND ITS AFFILIATES;

      o     THE FEES PAID TO THE SUB-ADVISERS BY BURNHAM;

      o THE WAIVERS OF FEES AND REIMBURSEMENTS OF EXPENSES AT TIMES BY BURNHAM AND CURRENT EXPENSE CAP ARRANGEMENTS;

      o THE TOTAL OPERATING EXPENSES OF THE FUNDS AND COMPARISON OF CURRENT EXPENSES TO THE PREVIOUS YEAR'S;

      o THE INVESTMENT PERFORMANCE, FEES AND TOTAL EXPENSES OF MUTUAL FUNDS WITH SIMILAR OBJECTIVES AND STRATEGIES MANAGED BY OTHER INVESTMENT ADVISERS (PREPARED BY A THIRD PARTY ANALYTIC FIRM, LIPPER INC.);

      o INVESTMENT MANAGEMENT STAFFING AND THE EXPERIENCE OF THE INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER PERSONNEL (INCLUDING THE PERSONNEL OF BURNHAM, REICH & TANG AND MENDON) PROVIDING SERVICES TO THE FUNDS AND THE HISTORICAL QUALITY OF THE SERVICES PROVIDED BY BURNHAM, REICH & TANG AND MENDON; AND

      o THE PROFITABILITY TO BURNHAM AND BURNHAM SECURITIES INC. OF MANAGING, ADMINISTERING AND DISTRIBUTING THE FUNDS AND THE METHODOLOGY IN ALLOCATING EXPENSES TO THE MANAGEMENT OF THE FUNDS.

      THE FOLLOWING IS A SUMMARY OF THE BOARD'S DISCUSSION AND VIEWS REGARDING THE FACTORS IT CONSIDERED IN EVALUATING THE CONTINUATION OF THE
      AGREEMENTS:

1. NATURE, EXTENT, AND QUALITY OF SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICES PERFORMED BY THE ADVISER, INCLUDING PORTFOLIO MANAGEMENT FOR THE BURNHAM FUND AND SUPERVISION OF THE SUB-ADVISERS FOR THE OTHER FUNDS, SUPERVISION OF OPERATIONS FOR ALL FUNDS AND COMPLIANCE AND REGULATORY FILINGS AND DISCLOSURES TO SHAREHOLDERS, GENERAL OVERSIGHT OF THE SUB-ADVISERS AND OTHER SERVICE PROVIDERS, COORDINATION OF FUND MARKETING INITIATIVES, REVIEW OF FUND LEGAL ISSUES, ASSISTING THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, IN THEIR CAPACITY AS TRUSTEES AND OTHER SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THE FUNDS' RECORD OF COMPLIANCE WITH THEIR INVESTMENT POLICIES AND RESTRICTIONS, AND THE QUALITY OF MANAGERIAL AND ADMINISTRATIVE SERVICES PROVIDED BY THE ADVISER (IN BOTH ITS CAPACITY AS ADVISER AND ADMINISTRATOR) IN AN INCREASINGLY REGULATED INDUSTRY. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT THE SERVICES ARE EXTENSIVE IN NATURE AND THAT THE ADVISER CONSISTENTLY DELIVERED A HIGH LEVEL OF SERVICE FOR EACH FUND.

      WITH REGARD TO THE SUB-ADVISERS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF THE SERVICES PROVIDED BY EACH SUB-ADVISER, PARTICULARLY PORTFOLIO MANAGEMENT, AND CONCLUDED THAT THE SERVICES ARE APPROPRIATE AND CONSISTENT WITH THEIR AGREEMENTS WITH THE FUNDS.

2. INVESTMENT PERFORMANCE OF THE FUNDS, THE ADVISER AND THE SUB-ADVISERS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED SHORT-TERM AND LONG-TERM INVESTMENT PERFORMANCE FOR THE BURNHAM FUND OVER VARIOUS PERIODS OF TIME AS COMPARED TO BOTH RELEVANT INDICES AND THE PERFORMANCE OF SUCH FUND'S LIPPER, INC. PEER GROUP, AND CONCLUDED THAT THE BURNHAM FUND WAS DELIVERING SOLID PERFORMANCE RESULTS OVER THE LONG TERM CONSISTENT WITH THE INVESTMENT STRATEGIES BEING PURSUED BY THE FUND. THE BOARD DISCOUNTED THE PEER GROUP COMPARISONS PROVIDED BY LIPPER AS INCLUDING MANY FUNDS WITH INVESTMENT MANDATES DISSIMILAR FROM THE BURNHAM FUND. THE BOARD CONSIDERED IT APPROPRIATE FOR THE PORTFOLIO MANAGER OF THE BURNHAM FUND TO CONTINUE TO MANAGE THE FUND USING A CONSISTENT INVESTMENT PHILOSOPHY NOTWITHSTANDING THAT THE STYLE MAY NOT CURRENTLY BE IN VOGUE. THE BOARD ALSO CONSIDERED THE INVESTMENT PERFORMANCE OF THE BURNHAM FINANCIAL INDUSTRIES FUND AND THE BURNHAM FINANCIAL SERVICES FUND, FOR WHICH MENDON SERVES AS SUB-ADVISER, IN RELATION TO PEERS AND TO RELEVANT INDICES OVER AVAILABLE TIME PERIODS. THE TRUSTEES NOTED THE SPECIALIZED


38 OTHER INFORMATION

      NATURE OF THE FUNDS' AND THE IMPACT OF RECENT INTEREST RATE CHANGES ON FINANCIAL SERVICES COMPANIES GENERALLY AND ON THE FUND'S SHORT-TERM PERFORMANCE. THE TRUSTEES CONCLUDED THAT THESE FUNDS HAD PERFORMED WELL GIVEN THEIR INVESTMENT MANDATES. THE INDEPENDENT TRUSTEES ALSO CONSIDERED THE PERFORMANCE OF THE MONEY MARKET FUNDS FOR WHICH REICH & TANG SERVES AS SUB-ADVISER, AND CONCLUDED THAT THE INVESTMENT PERFORMANCE OF REICH & TANG WAS GOOD ON A GROSS BASIS BUT THAT THE FUNDS' PERFORMANCE WAS NEGATIVELY IMPACTED BY THEIR EXPENSES RELATIVE TO MONEY MARKET FUNDS OFFERED AS PART OF LARGER FUND FAMILIES WHERE COSTS OF THE FUND FAMILY CAN BE SPREAD OVER A LARGER ASSET BASE.

3.    COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUNDS: FEES AND EXPENSES. THE INDEPENDENT TRUSTEES CONSIDERED EACH FUND'S MANAGEMENT FEE RATE AND EXPENSE RATIO RELATIVE TO INDUSTRY AVERAGES FOR THE FUND'S PEER GROUP CATEGORY AND THE ADVISORY FEES CHARGED BY BURNHAM AND THE SUB-ADVISERS TO OTHER ACCOUNTS. THE BOARD VIEWED FAVORABLY THE CURRENT AND HISTORIC WILLINGNESS OF BURNHAM TO LIMIT THE TOTAL EXPENSE RATIOS OF CERTAIN FUNDS.

      THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THAT THE MANAGEMENT FEES FOR THE BURNHAM FUND WERE BELOW THE MEDIAN IN ITS LIPPER PEER GROUP, BUT THAT THOSE FOR THE FINANCIAL SERVICES AND FINANCIAL INDUSTRIES FUNDS WERE ABOVE THE MEDIAN AND THOSE FOR THE MONEY MARKET AND U.S. GOVERNMENT MONEY MARKET FUNDS WERE AT THE HIGH END OF THEIR PEER GROUP. RECOGNIZING THIS, THE BOARD CONCLUDED THAT, FOR EACH FUND, THE ADVISORY FEE IS ACCEPTABLE BASED UPON QUALIFICATIONS, EXPERIENCE, REPUTATION AND PERFORMANCE OF BURNHAM AND THE RELEVANT SUB-ADVISER AND MODERATE OVERALL EXPENSE RATIO OF THE FUNDS GIVEN THE RELATIVELY SMALL SIZE OF THE FUNDS AND THE FUND COMPLEX.

(B) PROFITABILITY AND COSTS OF SERVICES TO BURNHAM. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED ESTIMATES OF BURNHAM'S PROFITABILITY AND COSTS ATTRIBUTABLE TO THE FUNDS AS PART OF THE BURNHAM FUND COMPLEX. THE BOARD RECOGNIZED THAT INCREASED FIXED COSTS, PARTICULARLY LEGAL AND AUDIT FEES, HAVE A GREATER IMPACT ON SMALLER FUND FAMILIES, SUCH AS THE BURNHAM FUNDS, THAN ON LARGER FUND COMPLEXES. GIVEN THIS, THE BOARD RECOGNIZED THAT THE FUNDS' EXPENSES COMPARE UNFAVORABLY TO SOME FUNDS IDENTIFIED AS PEERS BY LIPPER INC. THE BOARD ALSO CONSIDERED WHETHER THE AMOUNT OF BURNHAM'S PROFIT IS A FAIR ENTREPRENEURIAL PROFIT FOR THE MANAGEMENT OF THE FUNDS, AND NOTED THAT BURNHAM HAS SUBSTANTIALLY INCREASED ITS RESOURCES DEVOTED TO FUND MATTERS IN RESPONSE TO RECENTLY-ENACTED REGULATORY REQUIREMENTS AND NEW OR ENHANCED FUND POLICIES AND PROCEDURES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT BURNHAM'S PROFITABILITY WAS AT A FAIR AND ACCEPTABLE LEVEL, PARTICULARLY IN LIGHT OF THE QUALITY OF THE SERVICES BEING PROVIDED TO THE FUNDS, AND BORE A REASONABLE RELATIONSHIP TO THE SERVICES RENDERED. THE INDEPENDENT TRUSTEES DID NOT REVIEW PROFITABILITY DATA FOR THE SUB-ADVISERS BECAUSE THESE FEES HAD BEEN NEGOTIATED ON AN ARM'S-LENGTH BASIS BY BURNHAM AND THAT THE FUNDS ARE NOT DIRECTLY RESPONSIBLE FOR PAYING THE SUB-ADVISERS' FEES. IN DOING SO, THE BOARD WAS AWARE THAT MENDON UTILIZES AN AFFILIATE OF BURNHAM TO EXECUTE PORTFOLIO TRADES FOR THE FUNDS IT SUB-ADVISES.

4. EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED WHETHER THERE HAVE BEEN ECONOMIES OF SCALE WITH RESPECT TO THE MANAGEMENT OF THE FUNDS AND WHETHER THE FUNDS HAVE APPROPRIATELY BENEFITED FROM ANY ECONOMIES OF SCALE. THE INDEPENDENT TRUSTEES NOTED THE FUNDS DO NOT HAVE BREAKPOINTS ON THEIR ADVISORY FEES THAT WOULD OTHERWISE ALLOW INVESTORS TO BENEFIT DIRECTLY IN THE FORM OF LOWER FEES AS FUND ASSETS GROW. HOWEVER, GIVEN THE RELATIVELY SMALL SIZE OF EACH FUND AND THE FUND COMPLEX, THE BOARD DID NOT BELIEVE THAT SIGNIFICANT (IF ANY) ECONOMICS OF SCALE HAVE BEEN ACHIEVED.

5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED ENHANCEMENTS IN PERSONNEL AND SERVICES PROVIDED TO THE FUNDS BY BURNHAM, PARTICULARLY IN THE AREA OF ADMINISTRATION, INVESTOR SERVICES AND REGULATORY COMPLIANCE, WITHOUT AN INCREASE IN FEES.

6.    OTHER RELEVANT CONSIDERATIONS.

(A) PERSONNEL AND METHODS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE SIZE, EDUCATION AND EXPERIENCE OF THE STAFF OF BURNHAM AND THE SUB-ADVISERS, THEIR FUNDAMENTAL RESEARCH CAPABILITIES AND APPROACH TO RECRUITING, TRAINING AND RETAINING PORTFOLIO MANAGERS AND OTHER RESEARCH AND MANAGEMENT PERSONNEL, AND CONCLUDED THAT THESE ENABLE THEM TO PROVIDE A HIGH LEVEL OF SERVICES TO THE FUNDS. THE BOARD ALSO CONSIDERED THE FAVORABLE HISTORY, REPUTATION, QUALIFICATIONS AND BACKGROUND OF BURNHAM AND EACH SUB-ADVISER AS WELL AS THE QUALIFICATIONS OF THEIR PERSONNEL.

(B) OTHER BENEFITS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED THE CHARACTER AND AMOUNT OF OTHER DIRECT AND INCIDENTAL BENEFITS RECEIVED BY BURNHAM, MENDON AND THEIR AFFILIATES FROM THEIR ASSOCIATION WITH THE FUNDS, INCLUDING THE RELATIVELY SMALL AMOUNT OF SOFT DOLLAR SERVICES RECEIVED BY MENDON AND THE BROKERAGE COMMISSIONS RECEIVED BY, AND THE AMOUNT OF 12B-1 FEES AND SALES COMMISSIONS RETAINED BY, AN AFFILIATE OF BURNHAM. THE BOARD CONCLUDED THAT POTENTIAL "FALL-OUT" BENEFITS THAT BURNHAM, MENDON AND THEIR AFFILIATES MAY RECEIVE, SUCH AS GREATER NAME RECOGNITION OR INCREASED ABILITY TO OBTAIN RESEARCH SERVICES, APPEAR TO BE REASONABLE, AND MAY IN SOME CASES BENEFIT THE FUNDS.

CONCLUSIONS

      IN CONSIDERING THE AGREEMENTS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, DID NOT IDENTIFY ANY FACTOR AS ALL-IMPORTANT OR ALL-CONTROLLING AND INSTEAD CONSIDERED THE ABOVE LISTED AND OTHER FACTORS COLLECTIVELY IN LIGHT OF THE FUNDS' SURROUNDING CIRCUMSTANCES. BASED ON THIS REVIEW, IT WAS THE JUDGMENT OF THE BOARD THAT SHAREHOLDERS HAD RECEIVED FAVORABLE PERFORMANCE AT REASONABLE FEES FOR EACH FUND AND, THEREFORE, RE-APPROVAL OF THE AGREEMENTS WAS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. AS A PART OF ITS DECISION-MAKING PROCESS, THE BOARD NOTED BURNHAM, MENDON AND REICH & TANG HAVE LONG-STANDING RELATIONSHIPS WITH THE FUNDS THEY ADVISE OR SUB-ADVISE, AS APPLICABLE, AND THE BOARD BELIEVES THAT A LONG-TERM RELATIONSHIP WITH CAPABLE, CONSCIENTIOUS ADVISERS IS IN THE BEST INTERESTS OF THE FUNDS. THE BOARD CONSIDERED, GENERALLY, THAT SHAREHOLDERS INVESTED IN THE FUNDS KNOWING THAT BURNHAM AND, IN SOME CASES, A SUB-ADVISER MANAGED THE FUND AND KNOWING THEIR INVESTMENT MANAGEMENT FEE SCHEDULES. AS SUCH, THE BOARD CONSIDERED, IN PARTICULAR, WHETHER BURNHAM AND THE SUB-ADVISERS MANAGED THE FUNDS IN ACCORDANCE WITH THEIR INVESTMENT OBJECTIVES AND POLICIES AS DISCLOSED TO SHAREHOLDERS AND THE BOARD WAS OF THE VIEW THAT THEY WERE.


                                                            OTHER INFORMATION 39

[LOGO OMITTED]  BURNHAM
                INVESTORS TRUST

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST
--------------------------------------------------------

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT

RANDOLPH GUGGENHEIMER
CHIEF COMPLIANCE OFFICER

BOARD OF TRUSTEES
--------------------------------------------------------

CHAIRMAN
Jon M. Burnham

TRUSTEES

Lawrence N. Brandt

Joyce E. Heinzerling

David L. Landsittel

John C. McDonald

Donald B. Romans

Robert F. Shapiro

George Stark



ITEM 2. CODE OF ETHICS.

Not Applicable.  This item is only required in an annual report on this Form
N-CSR.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable. This item is only required in an annual report on this Form
N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.  This item is only required in an annual report on this Form
N-CSR.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable. This item is only required in an annual report on this Form
N-CSR.




ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not Applicable.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BURNHAM INVESTORS TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ JON M. BURNHAM
                         -------------------------------------------------------
                           Jon M. Burnham, Chief Executive Officer
                           (principal executive officer)

Date   AUGUST 30, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JON M. BURNHAM
                         -------------------------------------------------------
                           Jon M. Burnham, Chief Executive Officer
                           (principal executive officer)

Date     AUGUST 30, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL E. BARNA
                         -------------------------------------------------------
                           Michael E. Barna, Chief Financial Officer
                           (principal financial officer)

Date     AUGUST 30, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.